UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

E2OPEN Parent Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To all E2open Stockholders:

It is with great pleasure that we invite you to our 2022 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. (“E2open.”) The meeting will be held on Friday, July 8, 2022 9:00 a.m. EDT. This year’s Annual Meeting will be a virtual-only meeting. You can attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

Whether or not you plan to attend the virtual Annual Meeting, your vote on these matters is important to us. Stockholders of record can vote their shares via the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the return envelope provided. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.

E2open experienced tremendous growth during our first full year as a public company, laying the foundation for continued success in fiscal year 2023 and beyond. Below are just some of the key accomplishments that we achieved over the last year:

•

Completed the acquisition of BluJay Solutions, a leading cloud-based, logistics execution platform, materially expanding our supply chain execution capabilities and expanding our network participants by nearly 25 percent, most specifically in transportation and logistics;

•	Exceeded guidance for fiscal 2022, achieving long-term organic revenue growth target of over 10% earlier than expected;
•	Maintained an average tenure of 15 years with our top 100 clients;
•	Executed our partnership strategy, announcing new or expanded partnerships with KPMG, D&B, and Maersk;
•	Accelerated organic revenue growth through strong new logo performance – 30% of bookings came from new logos in FY22, compared to 16% in the prior year; and
•	Achieved the highest and furthest placement for its Ability to Execute and Completeness of Vision in the 2022 Gartner Magic Quadrant for Transportation Management Systems.

On behalf of the Board of Directors and the management of E2open, we appreciate your continued support and interest in E2open.

Michael Farlekas Chief Executive Officer

ADDITIONAL INFORMATION

The accompanying document is the proxy statement of E2open for the annual meeting. This proxy statement is available without charge to stockholders of E2open upon written or oral request. This document and other filings by E2open with the SEC may be obtained without additional cost by either written or oral request to E2open Parent Holdings Inc., 9600 Great Hills Trail, Suite 300E Austin, TX 78759 or by telephone at (866) 432-6736.

The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may obtain copies of the materials described above at the commission’s internet site at www.sec.gov.

Information contained on the E2open website, or any other website, is expressly not incorporated by reference into the accompanying proxy statement.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the annual meeting, or no later than June 30, 2022.

INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING

Stockholders will be able to participate in the annual meeting virtually by teleconference. The teleconference details are provided below. The meeting will begin promptly at 9:00 a.m. Eastern Time on July 8, 2022.

In order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions at certain intervals during the meeting. In order to promote fairness and efficient use of time, we will respond to up to two questions from a single stockholder.

The virtual annual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

E2OPEN PARENT HOLDINGS, INC.

9600 Great Hills Trail, Suite 300E

Austin, TX 78759

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of E2open Parent Holdings, Inc.:

The 2022 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. will be held on July 8, 2022, at 9:00 a.m. EDT. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. A virtual meeting provides expanded access from any location around the world, improved communication and cost savings for our stockholders and the Company. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

You are cordially invited to attend the annual meeting, which will be held for the following purposes (the “Stockholder Proposals”):

1.	To elect 3 director nominees to serve as Class I directors on the Board of Directors until our 2025 Annual Meeting of Stockholders (Proposal No. 1).

2.	To hold an advisory vote to approve the compensation of our named executive officers (Proposal No. 2).

3.	To hold an advisory vote on the preferred frequency of future stockholder advisory votes on the compensation of the E2open’s named executive officers (Proposal No. 3).

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023 (Proposal No. 4).

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on Monday May 9, 2022, are entitled to notice of, and to vote at, the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 8, 2022: THIS PROXY STATEMENT, FORM OF PROXY CARD AND OUR FISCAL YEAR 2022 ANNUAL REPORT ARE AVAILABLE AT WWW.E2OPEN.COM.

Whether or not you plan to attend the virtual Annual Meeting and regardless of the number of shares you own, please vote as promptly via the Internet or by telephone in accordance with the instructions in your proxy materials. If you later desire to revoke your proxy, you may do so in the manner described in the proxy statement. For further information concerning the individuals nominated as directors, the proposals being voted upon, use of the proxy and other related matters, you are urged to read the attached proxy statement.

After careful consideration, the board of directors of E2open has determined that the Stockholder Proposals are advisable and in the best interests of E2open and its stockholders and unanimously recommends that the holders of E2open’s Class A Common Stock and Class V Common Stock are entitled to vote with respect to each of the Stockholder Proposals, vote or give instruction to vote “FOR” each noted proposal.

Laura Fese

Executive Vice President, General Counsel and Secretary

May 27, 2022

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about these topics, please review our Annual Report on Form 10-K for fiscal 2022 and the contents of this Proxy Statement. Fiscal 2022 began on March 1, 2021 and ended on February 28, 2022. Fiscal 2023 began on March 1, 2022 and ends on February 28, 2023.

The Notice of Internet Availability of Proxy Materials, this Proxy Statement and the accompanying proxy card or voting instruction card, including an Internet link to our Annual Report on Form 10-K for fiscal 2022, were first made available to stockholders on or about May 27, 2022.

2022 Annual Meeting of Stockholders

Date and Time Friday, July 8, 2022 9:00 a.m., Eastern Time Location Online via live audio webcast at https://www.proxydocs.com/ETWO Record Date May 9, 2022

Replay

A recording of the meeting will be available on our website at investors.e2open.com following the Annual Meeting.

Attendance

You are entitled to attend the Annual Meeting online, vote and submit questions at https://www.proxydocs.com/ETWO and enter the control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. You will only be entitled to vote and submit questions at the Annual Meeting if you are a stockholder as of the record date.

Voting Roadmap

Agenda Item	Board Recommendation	Page
• Election of 3 directors	For Each Nominee
• Advisory vote to approve the compensation of our named executive officers (NEOs)	For
• Advisory vote on the frequency of stockholder advisory vote on executive compensation	Every Year
• Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023	For

Director Nominees

In Proposal No. 1, we are asking you to vote FOR each of the 3 Class I director nominees listed below. Each director attended at least 75% of all Board meetings and applicable committee meetings during fiscal 2022.

Nominee	Age	Director Since	Independent	Current Committees
Mr. Keith W. Abell Veteran of the asset management and investment banking industry; Experienced public company director	64	2021		• Risk (Chair) • Audit
Dr. Stephen C. Daffron Co-Founder and Industry Partner of Motive Partners; Former President of Dun & Bradstreet Holdings, Inc.	66	2021		• Nominating, Sustainability & Governance (Chair) • Risk
Ms. Eva F. Harris Chief Strategy Officer, Duck Creek Technologies	51	2021		• Compensation • Audit

Executive Compensation Highlights

Fiscal 2022

Named Executive Officers (NEOs)

•  Michael Farlekas, Chief Executive Officer
•  Jarett J. Janik, Chief Financial Officer
•  Peter Hantman, Chief Operating Officer
•  Laura L. Fese, Executive Vice President and General Counsel
•  Pawan Joshi, Executive Vice President, Product Management & Strategy

Best Practices We Employ

✓  High proportion of compensation for our CEO and executive officers is performance-based and aligned with stockholders’ interests

✓  Caps on maximum payout of bonuses and performance-based equity awards

✓  Robust stock ownership guidelines

✓  Disciplined dilution rates from equity awards

✓  Compensation recovery (clawback) policy for cash bonuses in the event of a financial restatement

✓  Independent Compensation Committee

✓  Annual risk assessment of compensation programs

✓  Independent compensation consultant

✓  Anti-hedging policy applicable to all employees and directors

Practices We Avoid

  No single-trigger change in control vesting of equity awards

  No change in control acceleration of performance-based cash bonuses

  No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

  No “golden parachute” tax reimbursements or gross-ups for NEOs

  No supplemental executive retirement plans, executive pensions or excessive retirement benefits

  No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

HOW DO I VOTE?

We are providing these proxy materials in connection with E2open Parent Holdings, Inc.’s 2022 Annual Meeting of Stockholders (the Annual Meeting). The Notice of Internet Availability of Proxy Materials (the Notice), this proxy statement and the accompanying proxy card or voting instruction card, including an Internet link to our most recently filed Annual Report on Form 10-K, were first made available to stockholders on or about May 27, 2022. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day up until the start of the meeting.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://www.proxypush.com/ETWO and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-362-5470. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction card in hand when you call.

Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Proxy Tabulator, P.O. BOX 8016. Cary, NC 27512-9903. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.

Please note that if you received a Notice, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote on the virtual meeting platform. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

Attending the Annual Meeting

This year’s Annual Meeting will be held in a virtual format only. The accompanying proxy materials and the meeting’s website, https://www.proxydocs.com/ETWO, include instructions on how to participate in the meeting and how you may vote your shares of E2open stock. To be admitted to the Annual Meeting online, vote and submit questions during the meeting, you must enter the control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves enough time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

We encourage you to access the Annual Meeting before it begins. Online check-in will start 15 minutes before the meeting on July 8, 2022. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the meeting log-in page.

Q&A at the Annual Meeting

During the question-and-answer session, we will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at https://www.proxydocs.com/ETWO after logging in with the control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Questions may be submitted during the Annual Meeting through the virtual Annual Meeting interface. Please identify yourself when submitting a question. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. We reserve the right to edit any inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or E2open’s business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition in the interest of time and fairness to all stockholders. The question-and-answer session will be accessible following the meeting as part of the recording of the meeting that will be available on our website at investors.e2open.com following the Annual Meeting.

Board of Directors and Executive Officers

The following individuals served as our Board of Directors and executive officers in fiscal year 2022. On May 16, 2022, Ms. Marje Armstrong joined E2open as Chief Financial Officer, replacing Mr. Janik who announced his retirement in March. For information on Ms. Armstrong, please see the Form 8-K filed April 27, 2022.

Keith Abell Independent Director Class I Age: 64 Committees: Risk (Chair) Audit

Director Nominee at this Annual Meeting

Mr. Abell currently serves on the board of directors of CC Neuberger Principal Holdings III (NYSE: PRPC), a NYSE-listed blank check company formed for the purpose of entering into a business combination with one or more businesses. In 2010, Mr. Abell co-founded Sungate Properties, LLC, a real estate investment company, after managing private investments from 2007 to 2009. From 1994 to 2007, Mr. Abell was a co-founder of, and served in a variety of senior management roles at, GSC Group (and its predecessor, Greenwich Street Capital Partners, L.P.). Prior to that, Mr. Abell was a Managing Director at Blackstone where he, among other things, founded the firm’s first Hong Kong office. Prior to Blackstone, Mr. Abell served as a Vice President at Goldman, Sachs & Co., where he worked in the global finance, and M&A departments. Mr. Abell serves as the treasurer and a director of the National Committee on United States-China Relations. Mr. Abell formerly served as a director of numerous public, private, and non-profit organizations.

Qualifications: We believe Mr. Abell’s qualifications to serve include: his substantial experience in private equity, mergers and acquisitions, corporate finance and strategic business planning; his track record at GSC Group and Blackstone and in advising and managing multinational companies; and his experience serving as a director for various public and private companies.

Chinh Chu Independent Director Class III Chairman of the Board Age: 55 Committees: Compensation (Chair)

Mr. Chu has over 25 years of investment and acquisition experience. In 2016, Mr. Chu co-founded CF Corporation, which acquired Fidelity & Guaranty Life for $1.835 billion plus the assumption of $405 million of debt. Mr. Chu is also the Senior Managing Partner of CC Capital, a private investment firm he founded in 2015. Before CC Capital, Mr. Chu worked at Blackstone from 1990 to 2015, where he led investments across multiple sectors, including technology, financial services, chemicals, specialty pharma and healthcare products. Mr. Chu was a Senior Managing Director at Blackstone from 2000 until his departure in December 2015, where he served as a member of Blackstone’s Executive Committee. Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department. In addition to Co- Executive Chairman of FGL Holdings, he served on the boards of directors of NCR Corporation (NYSE: NCR) from 2015 through 2021 and Dun & Bradstreet from 2019 to 2021. Mr. Chu previously served on the boards of AVINTIV, BankUnited Inc., Kronos Incorporated, Biomet, Inc., Freescale Semiconductor, Ltd., HealthMarkets, Inc., Alliant Insurance Services, Inc., AlliedBarton Security Services, Celanese Corporation, DJO Global, Inc., Graham Packaging, Nalco Company, Nycomed, Stiefel Laboratories and SunGard Data Systems, Inc.

Qualifications: Mr. Chu’s qualifications to serve on our board of directors include his substantial experience in mergers and acquisitions, corporate finance and strategic business planning; his track record at Blackstone and in advising and managing multi-national companies; and his experience serving as a director for various public and private companies.

Stephen Daffron Independent Director Class I Age: 66 Committees: Nominating, Sustainability & Governance (Chair), Risk

Director Nominee at this Annual Meeting

Mr. Daffron is a Co-Founder and Industry Partner at Motive Partners which was founded in 2017, a specialist private equity firm focused on financial technology businesses. Mr. Daffron also recently served as the President of Dun & Bradstreet, a position he held from 2019 to 2021. Mr. Daffron serves on the Boards of QOMPLX since 2018, Motive Capital I since 2020 and Motive Capital Corp II since 2021. Prior to joining Motive Partners, Mr. Daffron served from 2013 to 2015 as the Chief Executive Officer of Interactive Data. Prior to Interactive Data, Mr. Daffron was the Global Head of Technology, Operations, and Data at Morgan Stanley from 2008 to 2013. Before returning to the sell-side, Mr. Daffron was Chief Operating Officer at Renaissance Technologies. Prior to this, Mr. Daffron worked for Goldman Sachs from 1993 to 2003, initiated the re-engineering of operations and technology functions across payments, derivative processing, credit risk/collateral control, and investment management. Mr. Daffron earned a B.S. from the United States Military Academy, and an MBA, MA, M.Ph. and Ph.D. from Yale.

Qualifications: We believe Mr. Daffron’s qualifications to serve on our board of directors include his experience as a financial technology executive, having held senior leadership positions in large institutions, and services on large public company boards. He also brings extensive experience with risk management and ESG to our newly-public company from his most recent experience as President of Dun & Bradstreet.

Michael Farlekas Chief Executive Officer and Director Class III Age: 56

Mr. Farlekas serves as our President and Chief Executive Officer, having served in this role at E2open since May 2015. Prior to joining E2open, Mr. Farlekas served as Vice President and General Manager of Roadnet Technologies (now known as Omnitracs) from 2012 through 2014. Prior to that, Mr. Farlekas spent 11 years at RedPrairie (now known as Blue Yonder Software) in various roles including Senior Vice President and General Manager, Industrial Business Unit and Vice President, Industrial Sales. Previously, Mr. Farlekas held leadership roles at GATX Terminal Corp. (now Kinder Morgan) and CSX Transportation. Mr. Farlekas holds an MBA with a concentration in International Business from Jacksonville University and a B.S. in mechanical engineering from Fairleigh Dickinson University.

Qualifications: Mr. Farlekas’ qualifications to serve on our board of directors include: industry experience he brings as our Chief Executive Officer, a position he has held since 2015; the thorough knowledge of the supply chain logistics market, and the deep understanding of E2open that he brings to the strategical imperatives of our board of directors; and tactical execution to support such strategic imperatives and overall policy-making discussions.

Laura Fese EVP, General Counsel and Corporate Secretary Age: 58

Laura Fese joined E2open in 2017 as Executive Vice President & General Counsel, responsible for managing the global legal affairs of E2open. Laura brings over 20 years’ experience in international corporate and transactional legal support to fast-growing technology companies and has served as chief legal counsel for significant supply chain and enterprise software service providers, including Catalyst International (now Aptean), RedPrairie (now JDA Software) and Iptor Supply Chain Systems. Laura holds a Juris Doctor from University of Illinois Chicago. She is a member of the Illinois and Wisconsin State Bars.

Martin Fichtner Independent Director Class II Age: 44 Committees: Compensation, Audit

Mr. Fichtner joined Temasek, a global investment company, in May 2019 and currently is Managing Director, Telecommunications, Media and Technology of Temasek International (USA) LLC. Most recently, Mr. Fichtner was at technology private equity firm Silver Lake from 2010 to 2019, where he was Managing Director of Silver Lake Kraftwerk, a fund focused on technology-enabled growth businesses. Earlier, Mr. Fichtner was a Principal and founding member of Elevation Partners from 2004 to 2010, where he focused on private equity investments in online media and consumer-related technology sectors. Mr. Fichtner began his investing career at Silver Lake from 2002 to 2004, focusing on investments in core information technology businesses. Prior to becoming a private equity investor, Mr. Fichtner was an investment banker at Goldman, Sachs & Co. He holds a Bachelor of Science in Industrial Engineering and a Master of Science in Engineering Economic Systems & Operations Research, both from Stanford University.

Qualifications: Mr. Fichtner’s qualifications to serve on our board include: his substantial experience as a technology investor for over nineteen years and his extensive experience serving as director for numerous technology companies.

Peter Hantman Chief Operating Officer Age: 54

As COO, Peter Hantman oversees E2open’s Sector Presidents and General Managers. Peter joined E2open in 2011 as VP and General Manager, North America. He later became SVP, Customer Solutions leading professional services, global support, customer success and cloud data center operations. Most recently Peter served as CFO. Prior to taking a position at E2open, Peter served as SVP of Global Service Delivery at IQNavigator, Inc., a Software-as-a-Service (SaaS) leader in contingent workforce and services spend management. Peter also served as CEO of Bankers Title and COO of Alpine Access, Inc. In addition, Peter has held senior financial and operational management positions at Ryder Truck Rental, Budget Truck Group and Harima USA. Peter holds an MBA with honors from Harvard Business School and a Bachelor of Science in finance from University of Colorado, Boulder.

Eva Harris Independent Director Class I Age: 51 Committees: Compensation, Audit

Director Nominee at this Annual Meeting

Ms. Harris is the Chief Strategy Officer of Duck Creek Technologies (NASDAQ: DCT), a SaaS software company serving the P&C insurance industry, where she spearheads development and execution of corporate strategy, since August 2020. Previously, Ms. Harris was the Senior Vice President and Chief Financial Officer at Verisk Analytics (NASDAQ: VRSK), a data analytics and risk assessment firm. Prior to joining Verisk Analytics in 2009, Ms. Harris was a Managing Director in telecom, media and technology investment banking at JP Morgan Chase & Co. (“JP Morgan”) (NYSE: JPM), where she was responsible for the marketing and information services practice. Ms. Harris’s client base included companies providing data and analytics to a variety of industry verticals, such as consumer and media, financial services, insurance and automotive. At JP Morgan, Ms. Harris advised clients on equity and debt financing transactions, as well as significant sector acquisitions.

Qualifications: Ms. Harris’s qualifications to serve on our Board include: her substantial experience in financial, technology and business services sectors; investment banking, mergers and acquisitions, corporate finance and strategic business planning; her track record at Verisk Analytics and JP Morgan; and in advising and managing multi-national companies.

Ryan Hinkle Independent Director Class II Age: 41 Committees: Compensation, Nominating, Sustainability & Governance

Mr. Hinkle is a Managing Director of Insight Partners, a venture capital and private equity firm where he has worked since 2003. Mr. Hinkle currently serves on the board of numerous private companies. Mr. Hinkle previously served as a member of the Board of Managers of E2open Holdings from March 2015 to February 2021. Mr. Hinkle holds a Bachelor of Science in Engineering degree in electrical engineering from the University of Pennsylvania and a Bachelor of Science degree in Finance from the University of Pennsylvania.

Qualifications: Mr. Hinkle’s qualifications to serve on our board of directors include: his experience in the private equity and venture capital industry analyzing and investing in technology companies; his extensive knowledge of the E2open business gained while serving on the E2open board of managers since March 2015; his perspective as a representative of E2open’s largest equity holder since 2015 and, following the Business Combination, one of our largest stockholders; and his experience serving as a director for various private and public technology companies.

Jaret J. Janik Chief Financial Officer Age: 54

Jarett Janik joined E2open in April 2018 as CFO. In this role, he leads E2open’s finance, IT, acquisition and business integration functions. Jarett brings to E2open more than 24 years of progressive senior leadership experience building dynamic global teams and transforming performance and process across finance and other areas to attain business objectives and foster profitable growth. Prior to joining E2open, Mr. Janik served as Interim Chief Operating Officer and Interim CFO of One Network from October 2017 through March 2018. Prior to that, Mr. Janik was CFO at Forterro, a group of European software companies delivering enterprise resource planning (ERP) solutions, from May 2014 through June 2016 before taking a sabbatical from July 2016 through September 2017. Previously, Mr. Janik served as CFO at Allegro, a provider of enterprise risk management and trading solutions for the energy industry. He also held executive and senior finance positions at Infor, Certegy and Netzee, Inc. Jarett holds an MBA with a concentration in finance from University of Denver as well as a Bachelor of Science degree in business administration and tourism management from University of Denver.

Pawan Joshi Executive Vice President, Product Management & Strategy Age: 54

Pawan Joshi joined E2open in 2003 and currently serves as Executive Vice President, Product Management & Strategy. He is responsible for corporate strategy as well as product and technology strategy. Pawan works closely with customers to understand and address their complex and evolving supply chain needs while ensuring alignment across customer-specific solutions, E2open products, and the overall company goals and strategic direction. He is also responsible for the evaluation of new technologies and products along with E2open’s acquisition strategy. Pawan has been with E2open for over a decade and has held multiple leadership roles in Product Management, Professional Services and Sales. Prior to serving at E2open, he spent three years at i2 Technologies in Product Management, where he helped companies in the manufacturing, transportation and retail sectors optimize key business processes for maximum profitability. Pawan received his undergraduate degree from the Indian Institute of Technology (New Delhi) in manufacturing sciences and engineering. He then completed his master’s degree in manufacturing systems engineering and ultimately his Ph.D. in industrial engineering at the University of Wisconsin-Madison. Pawan has also taught graduate courses in manufacturing systems and distributed supply chains.

Timothy Maudlin Independent Director Class II Age: 71 Committees: Audit (Chair), Nominating, Sustainability & Governance

From January 1989 to December 2007, Mr. Maudlin served as the Managing General partner of Medical Innovation Partners, a venture capital firm. Mr. Maudlin also served as a Principal and the Chief Financial Officer of Venturi Group, LLC, an incubator and venture capital firm, from 1999 to October 2001. Mr. Maudlin currently serves on the board of Alteryx, Inc., an analytic process automation platform, as well as several private companies. Mr. Maudlin previously served on the boards of Pluralsight from 2018 until it was purchased in 2021, ExactTarget, Inc. from May 2008 to July 2013, MediaMind Technologies, Inc. from August 2008 to June 2011, Sucampo Pharmaceuticals, Inc. from September 2006 to February 2013 and Web.com Group, Inc. from February 2002 to October 2018. Mr. Maudlin holds a Masters in Management degree with a concentration in Accounting, Finance, and Management from the Kellogg School of Management at Northwestern University, a Bachelor of Arts degree in economics from St. Olaf College, and is trained as a Certified Public Accountant (inactive).

Qualifications: Mr. Maudlin’s qualifications to serve on our board of directors include: his extensive financial and accounting experience; the insights he has gained from his experience in the venture capital industry; and his extensive experience serving as a director for numerous public and private technology companies.

Deep Shah Independent Director Class III Age: 43 Committees: Nominating, Sustainability & Governance, Risk

Mr. Shah is the Co-President of Francisco Partners, a global investment firm that specializes in partnering with technology and technology-enabled businesses, whom he joined in 2003. Prior to that, Mr. Shah worked at Morgan Stanley in London across a range of groups from 2000 to 2003. Mr. Shah previously served on the board of Attenti, BluJay, Click Software, C-MAC MicroTechnology, eFront, Ex Libris, Lumata, Masternaut, Metaswitch Networks, NexTraq, Operative, Paysafe, Prometheus Group, and SmartFocus. Mr. Shah holds an M.A. in Economics from the University of Cambridge (UK) with First Class Honors.

Qualifications: Mr. Shah’s qualifications to serve on our board include: his experience as a technology investor for over fifteen years; significant experience in supply chain and resource management; and his extensive experience serving as a director for numerous technology companies.

Board of Directors’ Structure and Governance

Nominees for Directors

Our Board of Directors (the “Board”) consists of 9 directors, 6 of whom were elected at the time of our initial public offering in February 2021. Mr. Abell was added to the Board in April 2021 to ensure we had sufficient independent directors serving on our Audit Committee, as required by NYSE regulations. At the time of the BluJay acquisition in September 2021, Mr. Shah and Mr. Fichtner were added to the Board pursuant to the Amended and Restated Investor Rights Agreement.

Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. At this annual meeting, only the Class I directors (Mr. Abell, Dr. Daffron and Ms. Harris) have been nominated for election.

Director Qualifications

Our Corporate Governance Guidelines (described in “Corporate Governance—Corporate Governance Guidelines” on page 18) contain Board membership criteria that apply to Board nominees recommended by the Nominating, Sustainability & Governance Committee (the “NSG Committee”). The NSG Committee strives for a mix of skills, experience and perspectives that will help create an outstanding, diverse, dynamic and effective Board. In selecting nominees, the NSG Committee assesses the independence, character and acumen of candidates and endeavors to collectively establish areas of core competency of the Board, including, among others, industry and technical knowledge and experience; management, accounting and finance expertise; and demonstrated business judgment, leadership and strategic vision. The NSG Committee values a diversity of backgrounds, experience, perspectives and leadership in different fields when identifying nominees. The NSG Committee is committed to actively seeking women and minority candidates for the pool from which director candidates are chosen and is taking steps during fiscal 2023 to create a well-rounded pool of diverse candidates should a need arise to fill a director vacancy.

Below we identify the key experiences, qualifications and skills our director nominees bring to the Board and that the Board considers important in light of E2open’s business and industry.

•

Industry Knowledge and Experience. We seek to have directors with experience as executives or directors or in other leadership positions in the particular technology industries in which we compete because our success depends on developing and investing in innovative products and technologies. This experience is critical to the Board’s ability to understand our products and business, assess our competitive position within the technology industry and the strengths and weaknesses of our competitors, maintain awareness of technology trends and innovations, and evaluate potential acquisitions and our acquisition strategy.

•

Management, Oversight of Complex Organizations, Accounting and Finance Expertise. We believe that an understanding of management practices, oversight of complex organizations and accounting/finance expertise is important for our directors. We value management experience in our directors as it provides a practical understanding of organizations, processes, strategies, risk management and the methods to drive change and growth that permit the Board to, among other things, identify and recommend improvements to our business operations, sales and marketing approaches and product strategy. We also seek to have at least one independent director who qualifies as an audit committee financial expert, and we expect all of our directors to be financially knowledgeable.

•

Business Judgment, Leadership and Strategic Vision. We believe that directors with experience in significant leadership positions are commonly required to demonstrate excellent business judgment, leadership skills and strategic vision. We seek directors with these characteristics as they bring important insights to Board deliberations and processes.

The experiences, qualifications, and skills of each director are included below the directors’ individual biographies on the previous pages. The Board concluded that each of the Class I nominees should serve as a director based on the specific experience and attributes listed above and the direct personal knowledge of each nominee’s previous service on the Board, including the insight and collegiality each nominee brings to the Board’s functions and deliberations. The age of each director is provided as of May 9, 2022, the record date for the Annual Meeting.

Recommendations of Director Candidates

The NSG Committee will consider all properly submitted candidates recommended by stockholders for Board membership. Any stockholder wishing to recommend a candidate for consideration for nomination by the NSG Committee must provide written notice to the Corporate Secretary of E2open by email (generalcounsel@e2open.com) with a confirmation copy sent by mail to the company’s corporate headquarters in Austin, Texas, which address is provided on the proxy notice. The written notice must include the candidate’s name, biographical data, qualifications and a written consent from the candidate agreeing to be named as a nominee and to serve as a director if nominated and elected. By following these procedures, a stockholder will have properly submitted a candidate for consideration. However, there is no guarantee that the candidate will be nominated.

Potential director candidates are generally suggested to the NSG Committee by current Board members and stockholders and are evaluated at meetings of the NSG Committee. In evaluating such candidates, every effort is made to complement and strengthen skills within the existing Board. The NSG Committee seeks Board approval of the final candidates recommended by the NSG Committee. The same evaluation procedures apply to all candidates for director, whether submitted by stockholders or otherwise.

Information regarding procedures for the stockholder submission of director nominations to be considered at our next annual meeting of stockholders may be found in “Stockholder Proposals for the 2023 Annual Meeting” on page 53. Submissions must follow the requirements set forth in our bylaws.

Board Meetings

Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with our CEO, the Executive Leadership Team and other officers and employees, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

During fiscal 2022, the Board met ten times (four regularly scheduled meetings and six special meetings). Each director attended at least 75% of all Board and applicable committee meetings in fiscal 2022. Board members are expected to attend our annual meeting of stockholders.

Number of Board and Committee Meetings Fiscal 2022

Committees, Membership and Meetings

The current standing committees of the Board are the Audit Committee, the Nominating, Sustainability & Governance Committee (“NSG Committee”), the Compensation Committee and the Risk Committee. The Risk Committee was established in October 2021 to provide enhanced oversight of significant areas of risk facing E2open, including cybersecurity, human capital, and global business issues.

Each committee reviews its charter at least annually, or more frequently as legislative and regulatory developments and business circumstances warrant. Each of the committees may make additional recommendations to our Board for revision of its charter to reflect evolving best practices. The charters for all committees are posted on our website at https://investors.e2open.com/governance/governance-documents/default.aspx.

Committee Membership

The table below identifies committee membership as of May 9, 2022, the record date of the Annual Meeting.

	Audit Committee	Compensation Committee	Nominating, Sustainability and Governance Committee	Risk Committee

Chinh E. Chu, Chairman of the Board

Keith Abell

Dr. Stephen C. Daffron

Martin Fichtner

Ryan M. Hinkle

Eva F. Harris

Timothy I. Maudlin

Deep Shah

     Chairman of the Board           Committee Chair           Committee Member

The Board has determined that all directors who served during fiscal 2022 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable New York Stock Exchange (NYSE) listing standards during the periods they served on those committees. The Board has also determined that all directors who served during fiscal 2022 on the Compensation and Audit Committees satisfied the applicable NYSE and U.S. Securities and Exchange Commission (SEC) heightened independence standards for members of compensation and audit committees during the periods they served on those committees. See “Corporate Governance—Director Independence” on page 21 for more information.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audit and integrity of our financial statements; assists the Board in fulfilling its oversight responsibilities regarding audit, finance, accounting, tax and legal compliance; and evaluates merger and acquisition transactions and investment transactions proposed by management. In particular, the Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm. The Audit Committee’s primary responsibilities and duties are to:

•	act as an independent and objective party to monitor our financial reporting process and internal control over financial reporting;

•	review and appraise the audit efforts of our independent registered public accounting firm;

•	receive regular updates from our internal audit department regarding our internal audit plan and compliance with various policies and operational processes across all lines of business;

•	evaluate our quarterly financial performance at earnings review meetings;

•	oversee management’s establishment and enforcement of financial policies and business practices;

•	oversee our compliance with laws and regulations and our Code of Ethics and Business Conduct;

•	provide an open avenue of communication between the Board and the independent registered public accounting firm, General Counsel, financial and senior management, and internal audit department; and

•	produce the Report of the Audit Committee of the Board, included elsewhere in this proxy statement, as required by SEC rules.

The Audit Committee held executive sessions with our independent registered public accounting firm on at least four occasions in fiscal 2022. The Board has determined that each member of the Audit Committee satisfies the financial literacy requirements of the NYSE and that Mr. Maudlin is an audit committee financial expert, as that term is defined under SEC rules.

Compensation Committee

The Compensation Committee’s primary responsibilities and duties are to:

•	review and approve all compensation arrangements, including, as applicable, base salaries, bonuses and equity awards, of our CEO and our other executive officers;

•	review and approve non-employee director compensation, subject to ratification by the Board;

•	lead the Board in its evaluation of the performance of our CEO;

•	review and discuss the Compensation Discussion and Analysis (CD&A) portion of our proxy statement with management and determine whether to approve the inclusion of the CD&A in our proxy statement;

•	review the Compensation Committee Report for inclusion in our proxy statement, as required by SEC rules;

•	review, approve and administer our stock plans and approve equity awards to certain participants; and

•

annually assess the risks associated with compensation practices, and programs applicable to our employees to determine whether such risks are appropriate or reasonably likely to have a material adverse effect on E2open.

The Compensation Committee helps us attract and retain talented executive personnel in a competitive market. In determining any component of executive or director compensation, the Compensation Committee considers the aggregate amounts and mix of all components in its decisions. Our legal department, human resources department and the independent compensation consultant support the Compensation Committee in its work. For additional details regarding the Compensation Committee’s role in determining executive compensation, including its engagement of an independent compensation consultant, refer to “Executive Compensation—Compensation Discussion and Analysis” beginning on page 22.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee, who are Chinh Chu, Martin Fichtner, Eva Harris, and Ryan Hinkle, has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating, Sustainability and Governance Committee

The NSG Committee’s primary responsibilities and duties are to:

•	review and evaluate the size, composition, function and duties of the Board consistent with its needs;

•	identify, consider, recommend and assist in recruiting qualified candidates for election to the Board;

•	review and reassess the adequacy of our corporate governance policies and procedures, including our Corporate Governance Guidelines;

•	review the performance of the Board and its committees (including reviewing the performance of individual directors);

•	review and assess the adequacy of our policies, plans and procedures regarding succession planning; and

•	oversee and periodically review our environmental, social and governance (“ESG”) programs, including environmental sustainability.

As a new public company, the Board determined that the Nominating Committee would oversee E2open’s strategic oversight of ESG. As such, in early fiscal 2022, the Nominating Committee changed its name to reflect its focus on ESG by adding “Sustainability” and updating its charter to specifically delegate authority to this committee to quarterly review our ESG strategy, metrics and reporting schema. As part of the NSG Committee’s duties, it helped lead the development and publication of E2open’s first ESG report in October 2021.

E2open’s first ESG report details our initiatives including:

•	The impact of our solutions to sustainably improve global supply chains;

•	Solution delivery designed to minimize disruption and risk;

•	People programs that support employee wellbeing, engagement, diversity and inclusion, and community support;

•	Initiatives to minimize environmental impact for the company and throughout clients’ supply chains; and

•	Processes to promote a fair and ethical culture and sound governance practices and compliance.

Our ESG report can be found at our investor website at https://investors.e2open.com.

Risk Committee

After a thorough review of the various delegated tasks of the standing committees, the Board voted to create a Risk Committee in October 2021 to focus specifically on the major risks confronting E2open as a global SAAS company.

The Risk Committee’s primary responsibilities and duties are to:

•	review E2open’s risk governance framework;

•

oversee risk management policies and procedures dealing with risk identification and risk assessment regarding the cybersecurity and other principal operational and business risks facing the Company, whether internal or external in nature and review and approve material changes to such policies;

•

review and evaluate the various risks related to human capital management, including global attrition and hiring trends, concentration of employees in various jurisdictions and metrics related to diversity and inclusion;

•	oversight of cybersecurity, including the risks faced by E2open and the policies, guidelines, and process by which management assesses and manages cybersecurity risk;

•	review E2open’s corporate insurance program including property, casualty, E&O/Cyber and D&O; and

•	oversight of E2open’s crisis management framework, including incident response plans.

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of E2open. Ongoing developments in corporate governance, executive compensation and financial reporting have resulted in increased demand for highly qualified and productive public company directors. In addition, E2open’s acquisitive nature can demand substantial time commitments from our directors.

These considerable time commitments and the many responsibilities and risks of being a director of a public company require that we provide reasonable incentives for our non-employee directors’ continued performance by paying compensation commensurate with their qualifications and significant workload. Our non-employee directors are compensated based on their respective levels of Board participation and responsibilities, including service on Board committees. Our non-employee directors display a high level of commitment and flexibility in their service to E2open. Most directors serve on more than one committee. Annual cash retainers and equity awards granted to our non-employee directors are intended to correlate with the qualifications, responsibilities, and time commitments of each such director.

Annual equity awards capped at a maximum dollar value	Emphasis on equity to align director compensation with our stockholders’ long-term interests
No committee chair equity awards	No per-meeting fees
Robust stock ownership guidelines (see page 19 for details)	No retirement benefits or perquisites

Our employee director, Mr. Farlekas, does not receive separate compensation for serving as a director of E2open.

Fiscal 2022 Director Compensation Table

The following table provides summary information regarding the compensation we paid to our non-employee directors in fiscal 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (6) ($)	All Other Compensation ($)	Total ($)

Keith Abell	68,236	230,527	—	310,626
Chinh Chu (2)	190,000	230,527	—	420,527
Stephen Daffron	85,000	230,527	—	315,527
Martin Fichtner (3)	37,500	—	—	37,500

Eva Harris	75,000	230,527	—	305,527
Ryan Hinkle (4)	75,000	230,527	—	305,527
Timothy Maudlin	95,000	230,527	—	325,257
Deep Shah (5)	37,500	—	—	37,500

(1)

The amounts reported in this column represent the aggregate grant date fair values of RSUs computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation (FASB ASC 718). The non-employee directors have not presently realized a financial benefit from these awards because none of the RSUs granted in fiscal 2022 have vested as of the end of the fiscal year 2022. For information on the valuation assumptions used in our stock-based compensation computations, see Note 13 of Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2022.

(2)

Mr. Chu was appointed to serve on our Board on behalf of CC Capital pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.4 to our Annual Report on Form 10-K. As such, all director fees earned are paid directly to CC Capital.

(3)

Mr. Fichtner was appointed to serve on our Board on behalf of Anderson Investments Pte. Ltd. pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.4 to our Annual Report on Form 10-K. As such, all director fees earned are paid directly to an affiliate of Anderson Investments Pte. Ltd.

(4)

Mr. Hinkle was appointed to serve on our Board on behalf of Insight E2open Aggregator, LLC pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.4 to our Annual Report on Form 10-K. As such, all director fees earned are paid directly to an affiliate of Insight E2open Aggregator, LLC.

(5)

Mr. Shah was appointed to serve on our Board on behalf of Francisco Partners pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.4 to our Annual Report on Form 10-K. As such, all director fees earned are paid directly to an affiliate of Francisco Partners.

(6)	The following table provides additional information concerning the outstanding stock awards (in the form of RSUs) held by our non-employee directors as of the last day of fiscal 2022.

Name	Total Unvested RSUs Outstanding at Fiscal 2022 Year End (#)	RSUs Granted During Fiscal 2022 (a) (#)

Keith Abell	17,912	17,912
Chinh Chu	17,912	17,912
Stephen Daffron	17,912	17,912
Martin Fichtner	—	—
Eva Harris	17,912	17,912
Ryan Hinkle	17,912	17,912
Timothy Maudlin	17,912	17,912
Deep Shah	—	—

(a)	The RSUs reported in this column were granted on May 21, 2021 and vest on the first anniversary of the date of grant (May 21, 2022).

CORPORATE GOVERNANCE

We regularly monitor developments in corporate governance and review our processes and procedures in light of such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the SEC and NYSE. We believe we have in place corporate governance procedures and practices that are designed to enhance our stockholders’ interests.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which address the following matters, among others:

•	director qualifications, including independence and overboarding;

•	director duties and responsibilities, including risk oversight, strategic planning, succession planning and company culture;

•	executive sessions of the Board, Board committees, meeting attendance and Board leadership roles;

•	director conflicts of interest;

•	director orientation and continuing education; and

•	stockholder communications with the Board.

The Board and each committee have the power to hire legal, accounting, financial or other outside advisors as they deem necessary in their best judgment without the need to obtain the prior approval of any officer of E2open. Directors have full and free access to officers and employees of E2open and may ask questions and conduct investigations as they deem appropriate to fulfill their duties.

Conflict of interest expectations for our non-employee directors are addressed in the Guidelines and provide that each non-employee director must disclose any existing or proposed relationships with the Company (other than service as a Board member or on Board committees) which could be required to be disclosed or could affect the independence of the director under applicable listing standards, including direct relationships between the Company and the director and his or her family members, and indirect relationships between the Company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

The Guidelines provide for regular executive sessions to be held by non-employee directors. The Guidelines also provide that the Board will provide access to appropriate orientation programs or materials for the benefit of newly elected directors, including presentations from senior management.

Under the Guidelines, the Board periodically evaluates the appropriate size of the Board and may make any changes it deems appropriate. The Compensation Committee is required under the Guidelines to conduct an annual review of our CEO’s performance and compensation, and the Board reviews the Compensation Committee’s report to ensure the CEO is providing the best leadership for E2open in the short and long term.

The Guidelines are posted, and we intend to disclose any future amendments to the Guidelines, on our website at https://investors.e2open.com/overview/default.aspx.

Prohibition on Speculative Transactions and Pledging

Prohibition on Speculative Transactions. Our Insider Trading Policy prohibits all employees, including our executive officers, and non-employee directors, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, short sales, puts, collars, straddles and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of E2open securities. The prohibition does not apply to the exercise of any employee stock options granted by E2open.

Prohibition on Pledging. The Insider Trading Policy prohibits E2open directors, executive officers and their immediate family members from holding E2open securities in a margin account or pledging E2open securities as collateral to secure or guarantee indebtedness.

Stock Ownership Guidelines for Directors and Senior Officers

Non-employee directors and senior officers are required to own shares of E2open common stock to align their interests with the long-term interests of our stockholders. The Compensation Committee sets and periodically reviews and makes changes to these ownership requirements, which we refer to as the Stock Ownership Guidelines. Under the Stock Ownership Guidelines, our non-employee directors and executive leadership team must own the following number of shares of common stock within five years from the date such person becomes a director or senior officer:

Title	Ownership Requirement

Chief Executive Officer	6 times Annual Base Salary

Chief Financial Officer	4 times Annual Base Salary

Other Named Executive Officers/ Executive Leadership Team	3 times Annual Base Salary

Non-employee directors	5 times Annual Cash Retainer

Each person promoted from within the senior officer positions has three years from the date of his or her promotion to comply with any increased ownership requirement. Shares of E2open common stock that count toward satisfying the Stock Ownership Guidelines include common stock owned directly, common stock obtained through stock option exercises, deferred stock units, unvested restricted stock or restricted stock units (net of taxes), and common stock of beneficially owned in a “family trust” or by a spouse and/or minor children. As we went public in February 2021, our non-employee directors and senior officers are in the process of building their ownership towards the noted ownership requirement and have additional time to comply.

Board Leadership Structure

The roles of Board Chair and CEO are filled by separate individuals. Since our IPO in February 2021, Mr. Chu has served as our Chairman of the Board, and Mr. Farlekas has served as our CEO.

The Board believes the separation of the offices of the Chair and CEO is appropriate because it allows our CEO to focus primarily on E2open’s business strategy, operations and corporate vision. The Board elects our Chair and our CEO, and each of these positions may be held by the same person or by different people. We believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of our needs and leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth knowledge of our management team, strategic goals, and opportunities and challenges.

We believe that independent and effective oversight of E2open’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a substantial majority of independent directors, and the Board’s Compensation, Audit, NSG and Risk Committees are composed solely of independent directors.

The Board’s Role in Risk Oversight

Management is responsible for managing E2open’s risks, and, in turn, the Board is responsible for overseeing management’s efforts to assess and manage risk. The Board’s risk oversight areas include, but are not limited to:

•  leadership structure, compensation and succession planning for management and the Board;

•  strategic and operational planning, including with respect to significant acquisitions, long-term debt and growth;

•  information technology and cybersecurity;

•  diversity and inclusion; and

•  legal and regulatory compliance

Cybersecurity Risk Oversight

Cybersecurity oversight is a top priority for the Board. Our head of global information security regularly briefs the Risk Committee on our information security program, related priorities and controls. The Risk Committee reports to the full Board regarding the committee’s cybersecurity risk oversight activities.

While the Board has the ultimate oversight responsibility for risk management policies and processes, various committees of the Board also have the following responsibilities for risk oversight:

Audit Committee

Oversees risks associated with our financial statements and financial reporting, our independent registered public accounting firm, our internal audit function, tax issues, mergers and acquisitions, credit and liquidity, legal and regulatory matters, and Code of Ethics and Business Conduct compliance.

Compensation Committee	Considers risks associated with our compensation policies and practices, with respect to executive compensation, director compensation and employee compensation generally.

NSG Committee

Oversees risks associated with our overall governance practices and the leadership structure of management and the Board. Oversees and periodically reviews our environmental, social and governance programs, including environmental sustainability.

The NSG Committee also periodically reviews and assesses the adequacy of our policies, plans and procedures with respect to succession planning for key executive officers, including the CEO and the CFO. At least annually, the Board holds an executive session with the CEO to discuss potential successors and the performance, strengths, and weaknesses of any such candidates.

Risk Committee

Oversees the global risk governance framework and risk management policies and procedures. The committee’s focus is on information technology, privacy and cybersecurity, as well as human capital management, including talent acquisition, development and retention. Lastly, the committee annually reviews E2open’s corporate insurance program including property, casualty, E&O/Cyber and D&O and crisis management framework.

The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. In addition, the Board plays an active oversight and risk mitigation role through its regular review of E2open’s strategic direction. While management is responsible for setting strategic direction, the directors regularly review E2open’s strategy. One Board meeting each year is dedicated to strategy where the Board engages in candid discussions with management with respect to E2open’s strategic direction. We believe this Board oversight helps identify and mitigate risks associated with our overall business strategy.

Director Independence

Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. Each class of directors is elected for a three-year period, with the exception of the initial Class I directors, who only served a one-year term and the initial Class II directors, who will only serve a two year term and be up for re-election at the annual meeting of stockholders held in July 2023. At this annual meeting, only the Class I directors (Mr. Abell, Dr. Daffron and Ms. Harris) have been nominated for election.

Upon the recommendation of the NSG Committee, the Board determined that each of the following eight current directors is independent (as defined by applicable NYSE listing standards and our Corporate Governance Guidelines): Mr. Abell, Mr. Chu, Dr. Daffron, Mr. Fichtner, Ms. Harris, Mr. Hinkle, Mr. Maudlin and Mr. Shah. Therefore, all directors who served during fiscal 2022 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable NYSE listing standards and SEC rules. The Board further determined, upon recommendation of the NSG Committee, that all directors who served during fiscal 2022 on the Compensation and Audit Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees.

In making the independence determinations, the Board considered all facts and circumstances relevant under the NYSE listing standards and SEC rules, including any relationships between E2open and entities affiliated with the directors.

The non-employee directors held an executive session following each of the regularly scheduled Board meetings, for a total of at least four executive sessions in fiscal 2022.

Director Tenure, Board Refreshment and Diversity

We do not impose director tenure limits or a mandatory retirement age. As we have only been public for one year, the Board does not feel the need to impose any limitations at this time. However, the NSG Committee will review such policies and determine if it makes sense to formalize a policy as we mature and grow.

The Board and the NSG Committee value diversity of backgrounds, experience, perspectives and leadership in different fields when identifying nominees. As set forth in our Guidelines, the NSG Committee, acting on behalf of the Board, is committed to actively seeking women and minority candidates for the pool from which director candidates are selected. Presently, 3 of our 9 Board members are women or come from a diverse background.

33% of our Board members are women or come from a diverse background

Director Self-Evaluations

The Board and each committee of the Board conduct a formal annual self-evaluation to assess the business skills, experience, and background represented on the Board and to determine whether the Board and its committees are functioning effectively. During the year, the NSG Committee receives input on the Board’s performance from directors and discusses the input with the full Board and oversees the self-evaluation process. The self-evaluation focuses on whether the Board is operating effectively and on areas in which the Board or management believes that the Board or any of its committees could improve. Each year the NSG Committee discusses and considers the appropriate approach and approves the form of the self-evaluation. The results of the self-evaluation are reviewed by the NSG Committee and summarized for the full Board. Any recommendations for improvement are reviewed by the full Board and appropriate plans are initiated by the Board to address such recommendations.

Communications with the Board

Any person wishing to communicate with any of our directors, including our independent directors, regarding E2open may send an email to generalcounsel@e2open.com or may write to the director, c/o the Corporate

Secretary of E2open at 9600 Great Hills Trail, Suite 300E, Austin, Texas 78759. The Corporate Secretary will forward relevant communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board. In addition, we present all such communications, as well as draft responses, at meetings of our NSG Committee. These communications and draft responses are also provided to the appropriate committee or group of directors based on the subject matter of the communication; for example, communications regarding executive compensation are provided to our Compensation Committee, in addition to our NSG Committee.

Employee Matters

Code of Conduct. When we went public in February 2021, we adopted a Code of Ethics and Business Conduct (the “Code of Conduct”), which is periodically reviewed and amended by the Board. The Code of Conduct was overhauled and approved by Board in October 2021. We require all employees, including our senior officers and our employee directors, to read and to adhere to the Code of Conduct in discharging their work-related responsibilities. We provide mandatory web-based general training with respect to the Code of Conduct, and we provide additional live and web-based training on specific aspects of the Code of Conduct from time to time to certain employees. Employees are expected to report any conduct they believe in good faith to be a violation of the Code of Conduct. The Code of Conduct is posted on our website at https://investors.e2open.com/overview/default.aspx. We intend to disclose on our website any future amendments of the Code of Conduct or any waivers granted to our executive officers from any provision of the Code of Conduct.

Ethics Reports. With oversight from the Audit Committee, we have established an anonymous reporting channel employees may use to seek guidance or submit reports concerning compliance and ethics matters, including accounting, internal controls and auditing matters. This reporting hotline may be accessed either over the phone or by way of a secure Internet site. Employees may contact the helpline 24 hours a day, seven days a week. Employees who contact the helpline, whether over the phone or online, generally may choose to remain anonymous. Management reviews all submitted reports, with the Chairman of the Audit Committee also receiving all reports to determine if any matter requires escalation.

Whistleblower Policy. The Audit Committee has adopted a whistleblower policy for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and to alert the Audit Committee to possible problems before they have serious consequences to E2open. These procedures relate to complaints or concerns regarding accounting, internal accounting controls or auditing matters of E2open including, but not limited to, the following: fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement; fraud or deliberate error in the recording or maintaining of financial records; deficiencies in or noncompliance with internal accounting controls, misrepresentations or false statements to or by a senior officer of E2open or an accountant regarding a matter contained in the financial records, financial reports or audit reports; and deviation from full and fair reporting of E2open’s financial condition. This policy applies to all employees, independent contractors, and consultants, who work for E2open.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the fiscal 2022 compensation program for our named executive officers, or “NEOs.” The following provides an overview of our executive compensation philosophy, the objectives of our executive compensation program, and each material element of compensation. In addition, we explain how and why the Compensation Committee and the Board arrived at the specific compensation policies and decisions involving our NEOs during fiscal 2022. For fiscal 2022, our NEOs were:

•	Michael Farlekas, our Chief Executive Officer (our “CEO”);

•	Jarett J. Janik, our Chief Financial Officer (our “CFO”);

•	Laura L. Fese, our EVP, General Counsel and Corporate Secretary (our “GC”);

•	Peter Hantman, our Chief Operating Officer (our “COO”); and

•	Pawan Joshi, our EVP, Product Management and Strategy (“EVP, Strategy”).

We went public February 2021 and had a tremendous first year as a public company; our fiscal year 2022 ran from March 1, 2021 to February 28, 2022. As we head into fiscal year 2023, we believe that the market for our multi-faceted supply chain platform presents a substantial opportunity, as our products play a critical role in improving the health and resiliency of the world’s most important supply chains.

Business Highlights

As covered earlier, fiscal year 2022 was a year of tremendous growth and accomplishment at E2open. Below are just some of the key accomplishments that we achieved over the last year:

•

Completed the acquisition of BluJay Solutions, a leading cloud-based, logistics execution platform, materially expanding our supply chain execution capabilities and expanding our network participants by nearly 25 percent, most specifically in transportation and logistics;

•	Exceeded guidance for fiscal 2022, achieving long-term organic revenue growth target of over 10%;

•	Maintained an average tenure of 15 years with our top 100 clients;

•	Executed our partnership strategy, announcing new or expanded partnerships with KPMG, D&B, and Maersk;

•	Accelerated organic revenue growth through strong new logo performance – 30% of bookings came from new logos in FY22, compared to 16% in the prior year; and

•	Achieved the highest and furthest placement for its Ability to Execute and Completeness of Vision in the 2022 Gartner Magic Quadrant for Transportation Management Systems.

Highlights of Fiscal Year 2022 Executive Compensation

In our first year as a public company, our fiscal 2022 executive compensation program was designed to incentivize our executive officers to transform into a world class public company, drive organic revenue growth and complete transformative acquisitions. In line with our performance and compensation objectives, during fiscal 2022, we took the following compensation actions for our executives, including the named executive officers:

•

Emphasis on Performance-Based Long-Term Incentives: Our NEOs were granted long-term incentives with an emphasis on both performance-based stock units (33%) and performance options (33%) with vesting tied to our organic revenue growth. The remaining 33% of the long-term incentives was in the form of three-year time-based restricted stock units. The Compensation Committee believes that a balance of time and performance-vesting equity effectively balances the retention and motivational aspects of our compensation program. Approximately 66% of the total long-term incentive value awarded to our NEOs was delivered in the form of at-risk performance-based equity earned upon the achievement of organic revenue growth at a level greater than guidance provided to the street to align the NEOs with the key driver of the business.

•

Base Salaries at the Median of Market: At the first meeting of the Compensation Committee, the base salaries of the NEOs were set at market median, with the greatest compensation opportunities focused on performance-based equity and annual cash incentive payouts.

•

Short-Term Incentive Compensation Tied to Key Business Drivers: The executive cash incentive program was designed to be 100% at-risk compensation with all NEOs tied to corporate goals (organic revenue growth, net bookings and adjusted EBITDA) aimed at driving the overall performance of E2open.

•

Significant Portion of Total Compensation At-Risk: The Compensation Committee set the total compensation of the NEOs to be at-risk, with at-risk compensation ranging from 57% for the GC to 65% for the CEO.

The Compensation Committee believes a combination of base salary, 100% at-risk short-term cash incentive compensation and equity awards, including performance-based RSUs and options, effectively supports our compensation objectives.

Fiscal 2022 Executive Compensation Policies and Practices

We endeavor to maintain governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure it is consistent with our short- term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were put in effect during fiscal 2022, our first full year as a public company:

•	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who advocate on behalf of our stockholders regarding best practice executive compensation.

•

Independent Compensation Committee Advisor. The Compensation Committee engaged a compensation consultant prior to the IPO to assist with setting executive compensation for the NEOs for fiscal year 2022.

•

Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to be certain our compensation policies do not seem reasonably likely to promote conduct that could have a material adverse effect on E2open.

•

Other Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

Compensation At-Risk. Our executive compensation program is designed so a significant portion of our executive officers’ compensation is “at risk” based on corporate performance, as well as equity-based to align the interests of our executives and stockholders.

No Special Retirement Plans. We do not offer pension arrangements, supplemental executive retirement plans or other arrangements to our NEOs, other than our standard 401(k) plan, which is open to all United States salaried employees.

Change-in-Control. Under our Executive Severance Plan, our NEOs are eligible to receive certain specified payments and benefits in the event of a constructive termination of employment in connection with a change-in-control of the Company (a double trigger arrangement).

No Special Health or Welfare Benefits. Our NEOs participate in broad-based company- sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

Stock Ownership Requirement. Each of our NEOs is required to acquire and retain an ownership interest in shares of our common stock, at least equal in value to six times his current base salary in the case of the CEO, and three to four times his or her initial base salary in the case of the other NEOs.

No Perquisites or Tax Reimbursements. We do not provide any perquisites or other personal benefits to our NEOs. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

Multi-Year Vesting Requirements. The annual equity awards granted to our NEOs vest over multi-year periods, consistent with current market practice and our retention objectives, three years for time-based awards and four years for performance-based awards.

Clawback. The Board adopted a clawback policy requiring the repayment of awards earned by an executive if the Compensation Committee determines NEO has intentionally committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty that contributed to an obligation to restate E2open’s financial statements.

Executive Compensation Program Objectives

We have designed our executive compensation program to achieve the following objectives:

•	attract, develop, motivate, and retain top talent and focus our executive officers on key business goals that enhance stockholder value;
•	align executive performance with our corporate strategies and business objectives;
•	provide meaningful equity ownership opportunities to our executives to align their incentives with the creation of stockholder value;
•	ensure fairness among our executives by recognizing the contributions each NEO makes to our success, as well as the compensation history and prior experience of each executive officer; and
•	tie compensation to incentives paid out over time to encourage long-term continued employment with us.

To achieve these objectives, the Compensation Committee regularly evaluates our executive compensation program with the goal of setting compensation at levels it believes are aligned with our current financial and operational business objectives, as well as competitive with the pay of other companies with whom we compete for executive talent. A majority of the target total direct compensation opportunities of our NEOs are incentive-based and, consequently, “at risk.” These opportunities include an annual cash bonus opportunity that may be earned based on the level of achievement as measured against pre-established performance goals related to the important financial objectives set forth in our annual operating plan. These opportunities also consist of long-term incentive compensation in the form of equity awards that are earned over time based on continued service and, in the case of performance-based RSUs and options subject to achievement of performance goals, which help us retain our named executive officers and align their interests with those of our stockholders by allowing them to participate in our long-term success as reflected in stock price appreciation.

Compensation-Setting Process

Role of Compensation Committee

The Compensation Committee is responsible for overseeing our executive compensation program and all related policies and practices. The Compensation Committee operates pursuant to a formal written charter approved by our Board, which is available on our website at https://investors.e2open.com/overview/default.aspx.

At least annually, the Compensation Committee reviews our executive compensation program and formulates recommendations for the consideration and approval by the Board of the various elements of our named executive officers’ compensation, as well as any employment arrangements with our NEOs. In doing so, the Compensation Committee is responsible for ensuring that the compensation of our NEOs is consistent with our executive compensation philosophy and objectives. The Compensation Committee also determines whether each compensation element provides appropriate incentives and motivation to our NEOs and whether each such element adequately compensates our NEOs relative to individuals holding comparable positions at the companies with which we believe we compete for executive talent.

The Compensation Committee meets regularly during the fiscal year both with and without the presence of our CEO and other NEOs. The Compensation Committee also discusses compensation issues with our CEO (except with respect to his own compensation) and other members of the Board between its formal meetings.

Role of Named Executive Officers and Other Employees

The Compensation Committee receives support from our human resources, legal and finance departments in designing our executive compensation program and analyzing competitive market practices. Our CEO regularly participates in Compensation Committee meetings, providing management input on organizational structure, executive development, and financial analysis. Our CEO also develops and provides recommendations (except with respect to his own compensation) to the Compensation Committee regarding the cash and equity compensation for our NEOs and other executives, including with regard to the use of incentive compensation to further our growth. Our CEO and other NEOs are not present when their specific compensation arrangements are discussed.

Role of Compensation Consultant

In fulfilling its duties and responsibilities, the Compensation Committee has the authority to engage the services of outside advisers. In fiscal 2022, the Compensation Committee engaged FW Cook to assist it with compensation matters. A representative of FW Cook attended a majority of the meetings of the Compensation Committee during fiscal 2022, responded to inquiries from the Compensation Committee at meetings and throughout the fiscal year, and provided its analysis with respect to these inquiries.

The nature and scope of services provided to the Compensation Committee by FW Cook leading up to our IPO and throughout fiscal 2022 included: creating a compensation peer group for review and approval; analyzing the executive compensation levels and practices of the companies in our compensation peer group; providing advice with respect to compensation best practices and market trends for named executive officers and directors; assisting with the design of the annual cash incentive plan and long-term incentive compensation plan with appropriate performance goals and targets for our named executive officers and other executives; and providing generalized ad hoc advice and support throughout the year.

FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee has assessed the independence of FW Cook taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the listing standards of the NYSE and has concluded that no conflict of interest exists with respect to the work that FW Cook performs for the Compensation Committee.

Competitive Positioning

To attract and retain executives with the experience necessary to lead us and to deliver strong performance to our stockholders, we provide total direct compensation opportunities that are intended to be competitive with market practice. As part of the many steps taken during the IPO, the Compensation Committee, with the assistance of FW Cook, established a compensation peer group to generate competitive market data appropriate for comparison with our current size and industry focus.

Prior to the IPO, FW Cook compared a small group of direct peers, including Descartes, Kinaxis, Manhattan Associates and SPS Commerce, to assist the Compensation Committee in setting total compensation for the executive leadership team for fiscal 2022. As a pre-IPO company, the Compensation Committee did not establish a fulsome peer group prior to setting initial NEO total compensation due to lack of meaningful financial metrics to compare against.

In March 2022 for fiscal 2023, FW Cook assisted the Compensation Committee in establishing the first official compensation peer group. The criteria used to identify peer companies was generally consistent with market practices and targeted companies falling within a revenue range of 1/3x – 3x revenue and market cap focused on software companies in supply chain and logistics or in the broader systems software or application software industries where E2open could compete for executive talent. The relevance of each peer company was evaluated taking into consideration both industry comparability as well as financial metrics, and companies are not required to meet all selection criteria for inclusion in the peer group. The fiscal year 2023 peer group consists of the following companies:

8x8	Commvault Systems	Kinaxis	Qualys
Alarm.com	Descartes Systems	Manhattan Associates	Secureworks
Bottomline Technologies	Envestnet	Progress Software	SPS Commerce
Verint

Fiscal 2022 Compensation Elements

The elements of our compensation program for our NEOs during fiscal 2022 are summarized in the table below and discussed in more detail in the sections that follow. We believe that the total compensation opportunities provided to NEOs for fiscal 2022 achieved the overall objectives of our executive compensation program.

Element	Description	FY22 Compensation
Fixed Annual Cash Compensation / Base Salary	This compensation element provides our NEOs with a competitive level of fixed annual cash compensation.	Salary
Short-term Incentive Compensation	This compensation element provides our NEOs with a competitive variable annual cash performance incentive opportunity designed to tie performance to positive stockholder outcomes.	A short-term cash incentive program weighted 60% on organic revenue growth, 20% on net bookings, and 20% on adjusted EBITDA with payouts ranging from 50% to 300% of target.
Long-term Incentive Compensation

This compensation element provides our NEOs with a competitive long-term incentive compensation opportunity in the form of equity awards designed to incentivize them to exceed our long- term strategic goals, serve our retention objectives, and align the interests of our NEOs and stockholders.

Time-based RSUs with a three-year vest and performance RSU awards and performance options subject to achievement of a one-year organic revenue goal with payout up to 300% of target vesting over four years.

Health and Welfare Benefits	This compensation element provides our NEOs with competitive health and welfare benefits, as well as participation in other employee benefit plans.	Medical, dental, vision, 401(k) Plan

Base Salary

Based on a review of competitive market data presented by FW Cook, the Compensation Committee set the base salaries of our executives, including the NEOs, as part of establishing our executive compensation program and made recommendations to the Board for approval taking into account competitive market practices. The Board set the base salaries of our NEOs at levels that are competitive with the market as reflected in our compensation peer group, after taking into consideration each individual NEO’s role and the scope of his or her responsibilities, his or her experience, and the base salary levels of the other executives.

The following table sets forth each NEO’s base compensation for fiscal 2022.

Named Executive Officer	Fiscal 2022 Base Salary ($)

Michael Farlekas	500,000
Jarett Janik	350,000
Laura Fese	325,000
Peter Hantman	375,000
Pawan Joshi	350,000

Annual Cash Incentive Plan

As part of the initial total compensation package for the NEOs, the Compensation Committee established an executive annual incentive plan to motivate and incentivize our NEOs to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. Consistent with our executive compensation philosophy, these annual cash incentive awards constituted a significant percentage of the target total direct compensation opportunity for our NEOs. For fiscal 2022, the Compensation Committee set the executive annual incentive plan to be 100% at-risk subject to the following one-year performance metrics: 60% organic revenue growth, 20% net bookings and 20% adjusted EBITDA. This plan was designed to pay in excess of target when we exceed our annual financial objectives and below-target to zero when we do not achieve these objectives. Following the BluJay acquisition in September 2021, which substantially changed the fundamental financials of the business, the Compensation Committee reviewed and approved a change of the organic revenue target to 10% organic revenue growth and increased the upside payout for over-achievement to 300% for fiscal year 2022 only to reflect the Committee’s desire to increase the incentive to management for over-performance following the acquisition.

After completion of fiscal 2022, the Compensation Committee reviewed final performance against the pre-established goals, which were audited and validated by an independent third-party audit firm. The Compensation Committee reviewed and affirmed the following final performance:

Performance Goal	Attainment	Payout of Component	Weighted Payout
Organic Revenue Growth	111.1%	144.7%	86.8%
Net Bookings	104.2%	156.6%	31.3%
Adjusted EBITDA	102.3%	131.1%	26.2%
		TOTAL PAYOUT	144.3%

The table below shows annual target bonus opportunity as a percentage of base salary plus final payout for fiscal 2022.

Named Executive Officer	% of Base Salary	Approved FY22 Payout ($)

Michael Farlekas	150%	1,082,250
Jarett Janik	114%	577,200
Laura Fese	69%	324,675
Peter Hantman	133%	721,500
Pawan Joshi	100%	505,050

Long-Term Incentive Compensation

Our long-term incentive compensation consists of equity awards in the form of time-based RSU awards for shares of our common stock, performance-based restricted stock awards for shares of our common stock, and performance-based options to ensure that NEOs have a continuing stake in our long-term success.

Typically, we grant these equity awards to our NEOs during the first fiscal quarter of the fiscal year in connection with our annual performance reviews. In determining the size of the long-term incentive compensation awards, the CEO makes recommendations for the other NEOs based on each NEO’s experience, performance, current equity holdings, retention risk and the position’s operational complexity, strategic impact, and scope of responsibilities in addition to the peer group and broader market survey data comparisons. The Compensation Committee considers similar factors when determining the CEO’s long-term incentive compensation awards, which it then recommends to the Board for approval. The target award opportunities for each participant are expressed as a U.S. dollar value. Further, the target award opportunity is structured to align pay and performance, as outlined in more detail under “Fiscal 2022-Executive Performance (Organic Revenue

Growth),” and to drive shareholder value by putting a larger portion of compensation at risk. Approximately 66% of the value of the NEO’s fiscal 2022 target long-term incentive was allocated to organic revenue growth and 33% was allocated to time-based RSUs.

For fiscal 2022, the Board approved awards of time-based restricted stock units, performance-based restricted stock units and performance-based options to our NEOs as set forth in the following table. The performance-based options were granted on March 1, 2021, and the restricted stock units were granted on May 21, 2021. These awards were determined based on the Board’s and Compensation Committee’s consideration of the above-described factors, in consultation with FW Cook. The time-based restricted stock units vest over a three-year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting in equal installments in 2023 and 2024, subject to the recipient’s continuous service with us. The performance-based equity vests over a four-year period, with one quarter vesting on the first anniversary and the remainder vesting in equal installments in 2023, 2024 and 2025, subject to continuous service with us. The number of performance-based restricted stock units and options that vest is based upon attainment of the one-year organic revenue growth target for fiscal 2022, as determined by the Compensation Committee.

Long-Term Equity Awards at Target

NEO	Restricted Stock Unit Awards (# of shares granted)	Performance Restricted Stock Unit Awards (# of shares granted at target)	Performance Options (# of options at 200% of target) (1)	Aggregate Grant Date Fair Value of RSU Awards ($) (2)	Aggregate Grant Date Fair Value of Options ($) (3)

Michael Farlekas	153,531	153,531	736,360	3,951,888	3,272,961
Jarett Janik	68,270	68,270	327,436	1,757,270	1,455,382
Laura Fese	34,084	34,084	163,472	877,322	726,598
Peter Hantman	68,270	68,270	327,436	1,757,270	1,455,382
Pawan Joshi	54,555	54,555	261,654	1,404,246	1,162,956

(1) In order to tie the grant date exercise price to all potential options, NEOs were issued options representing 200% performance achievement. Upon determination of performance, the unearned options below 200% forfeit back to the 2021 Omnibus Equity Incentive Plan. Due to disclosure rules, the above table and the Summary Compensation Table will reflect the value of the option-portion of the award at 200% performance despite that the actual target value is 50% of the stated grant date fair value.

(2) The target aggregate grant date value of equity awards includes the value of PSUs based on the closing price of our common stock on the date of grant on May 21, 2021, which was $12.87. This value differs from the value reported in our Summary Compensation Table, which reflects the accounting grant date fair value of the award using the methodology required under FASB ASC 718 accounting standards.

(3) Aggregate grant date fair value of the options calculated in accordance with FASB ASC 718.

In fiscal 2022, each of our NEOs received a performance restricted stock unit grant and performance options as part of their long-term equity incentive grant. The Compensation Committee believes that it is important to focus on shareholder value creation and align executive rewards to organic revenue growth, which management believes is a key measure to determine the long-term success of E2open in its current phase of growth as a new public company. Both the performance restricted stock units and the performance options were originally based on a one-year organic revenue growth target of 11% as reviewed and approved by the Compensation Committee in February 2021. Following the BluJay acquisition in September 2021, which substantially changed the fundamental financials of the business, the Compensation Committee reviewed and approved a change of the target to 10% organic revenue growth and increased the upside payout for over-achievement to 300% for fiscal year 2022 only to reflect the Committee’s desire to increase the incentive to management for over-performance following the acquisition. After completion of fiscal year 2022, the Compensation Committee reviewed final performance against the pre-established organic revenue growth goal, which was audited and validated by an independent third-party audit firm. Final performance was determined to be 144.7% of target, which resulted in the following final shares and options earned by the NEOs.

NEO	Performance Restricted Stock Units Issued (# at target)	Performance Restricted Stock Units Earned (#)	Performance Options Issued (# at 200% of target)	Performance Options Earned (#)
Michael Farlekas	153,531	222,159	736,360	532,756
Jarett Janik	68,270	98,787	327,436	236,900
Laura Fese	34,084	49,320	163,472	118,272
Peter Hantman	68,270	98,787	327,436	236,900
Pawan Joshi	54,555	78,941	261,654	189,307

A word about the reported value in the Summary Compensation Table

Under SEC rules, the Summary Compensation Table which follows the Compensation Discussion and Analysis is required to specify an accounting expense value for the performance stock option grant based on the value on the date of grant. We recognize that the reported stock option values appear large in comparison to overall executive compensation levels at peer companies. However, note that the values reported in the Summary Compensation Table reflect the grant of the options assuming 200% performance (double the target value), which is required in order to tie the exercise price to all options capable of being earned. Upon determination of performance, options are forfeited back to the plan to reflect actual performance achieved.

BluJay Acquisition Bonus and BluJay Synergy Plan

Fiscal 2022 was a complex year for the NEOs as the executive leadership team worked diligently to transform E2open from a private company to a public company, including filing multiple material registrations statements and our first Form 10-K within three months of going public, creating from scratch an auditable internal control program that met Sarbanes-Oxley standards, revamping global compensation programs to align with public company standards and the like. In the midst of this difficult work, the NEOs announced the acquisition of BluJay Solutions, Ltd. in May, which closed on September 1, 2021. This transformational acquisition added over 1,000 employees across the globe and several new product lines that needed to be integrated into the E2open family of products. In recognition of the hard work and dedication of the NEOs to complete this significant workload, the Compensation Committee recommended and the Board approved the following one-time cash bonuses to the NEOs, which were paid out in early September:

Named Executive Officer	BluJay Bonus ($)
Michael Farlekas	490,000
Jarett Janik	513,000
Laura Fese	383,500
Peter Hantman	442,500
Pawan Joshi	413,000

In addition to the one-time bonus, upon the recommendation of the Compensation Committee, the Board approved the adoption of a Synergy Bonus Plan, which provides for a cash bonus to our executive team, including our NEOs, and certain other designated employees, to motivate achievement of operational efficiency goals measuring cost reductions and revenue generation. The objective of the Synergy Bonus Plan was to provide an incremental cash incentive intended to recognize and reward outperformance over 18 months from the closing of the BluJay acquisition.

Cost savings achieved by E2open will fund the Synergy Bonus Plan with minimum annual recurring cost savings required. No bonuses will be paid if revenue growth is not at least 10% during the performance period, combined to include BluJay business results. Performance will be measured every 6 months from the September 1, 2021 acquisition date for a total of 18 months (end of FY23) and will exclude the impact (expenses and revenue) of any future acquisitions. No payouts were approved by the Compensation Committee during fiscal 2022.

Health, Welfare, and Other Benefits

We offer health and welfare benefits to our employees, including our NEOs, that are designed to be competitive with overall market practices and to attract, retain, and motivate the talent needed by us to achieve our strategic and financial goals. All United States salaried employees, including our NEOs, are eligible to participate in our Section 401(k) plan, health care coverage, life insurance, disability insurance, and unlimited paid time off.

Perquisites and Other Personal Benefits

Although we do not have a formal policy relating to perquisites and other personal benefits, we do not include perquisites as part of our executive compensation program. During fiscal 2022, we did not provide any perquisites or other personal benefits to our NEOs.

In the future, we may provide other perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual named executive officer in the performance of his or her duties, to make our named executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee and management work together to perform a risk assessment of our executive compensation programs on at least an annual basis to determine whether any risks arising from such programs and policies are reasonably likely to have a material adverse effect on the Company. The Compensation Committee discusses this assessment with management and the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies. During fiscal 2022, we assessed the risks associated with our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Because our compensation programs put a heavy emphasis on performance-based incentives, we strive to ensure that such incentives do not result in actions that may conflict with the long-term best interests of the Company and our stockholders. The Compensation Committee believes that our compensation programs do not encourage excessive risk taking but instead encourage behaviors that support sustainable value creation for the Company and our stockholders. We believe that our compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards.

Tax and Accounting Considerations

Section 162(m) of the Code disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year for certain executive officers. The Tax Cuts and Jobs Act repealed the performance-based exception to the deduction limit for remuneration that is deductible in tax years commencing after December 31, 2017. However, certain remuneration is specifically exempt from the deduction limit under a transition rule to the extent that it is “performance-based” as defined in Section 162(m) of the Code and subject to a “written binding contract” in effect as of November 2, 2017 that is not later modified in any material respect. On December 30, 2020, the Internal Revenue Service published final Section 162(m) regulations that generally implement amendments made to Section 162(m) by the Tax Cuts and Jobs Act.

The Compensation Committee periodically reviews the impact of Section 162(m) on the various elements of our executive compensation program. Further, the Compensation Committee believes that, at this time, achieving our compensation objectives is more important than the benefit of tax deductibility. Consequently, the Compensation Committee has, from time to time, awarded incentive compensation that is not exempt from the deduction limit of Section 162(m). Nevertheless, when not inconsistent with these objectives, the Compensation Committee has endeavored to award compensation intended to be deductible for federal income tax purposes.

Policy Prohibiting Derivatives Trading, Hedging and Pledging of Equity Securities

E2open’s Insider Trading Policy prohibits our employees, including our executive officers and members of our board of directors, from engaging in transactions involving derivative securities or otherwise that would hedge the risk of ownership of our equity securities, whether granted to the individual as compensation or held, directly or indirectly, by the individual and from pledging our equity securities as collateral for a loan.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.

ASC Topic 718 requires us to compute and recognize in our consolidated statement of operations all share-based payments to employees, including grants of options to purchase shares of our common stock and restricted stock unit awards for shares of our common stock to our executive officers and other employees, based on their fair values. ASC Topic 718 also requires us to recognize the compensation cost of these share-based payment awards in our income statements over the period that an award recipient is required to render service in exchange for the option or other award (which, generally, will correspond to the award’s vesting schedule).

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee approved that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year which ended February 28, 2022.

THE COMPENSATION COMMITTEE

Chinh Chu, Chair

Martin Fichtner

Eva Harris

Ryan Hinkle

Fiscal 2022 Summary Compensation Table

Name and principal position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock awards ($)(4)(5)	Option awards ($)(6)(7)	Non-equity incentive plan compensation ($)(8)	Total ($)

Michael Farlekas Chief Executive Officer	2022	500,000	490,000	4,017,825	3,272,961	1,082,250	9,363,037
	2021	421,714	—	—	7,239,303	315,400	7,976,417
	2020	398,713	—	—	—	380,000	778,713

Jarett Janik Chief Financial Officer	2022	350,000	513,000	1,767,381	1,455,382	577,200	4,662,963
	2021	300,000	—	—	1,326,949	199,200	1,826,149
	2020	290,000	—	—	825,000	240,000	1,355,000

Laura Fese EVP, General Counsel and Corporate Secretary	2022	325,000	383,500	881,622	726,598	324,675	2,641,395

Peter Hantman Chief Operating Officer	2022	375,000	442,500	1,782,682	1,455,382	721,500	4,777,064
	2021	350,000	—	—	1,995,018	269,750	2,614,768
	2020	332,000	—	—	—	325,000	657,000

Pawan Joshi EVP, Product Development & Strategy	2022	350,000	413,000	1,417,696	1,162,956	505,050	3,848,702

[1]	Our fiscal year ends on the last day of February.
[2]

In fiscal 2020, Mr. Farlekas’ base salary included an incremental payment of $41,713 to account for increased expenses for frequent travel on our behalf. We paid Mr. Farlekas this additional amount in regular installments and did not require that it be used towards any particular expense, or that Mr. Farlekas provide any documentation as to how the proceeds were used. In fiscal 2021, this amount was $41,714. In fiscal 2022, this was no longer provided, and Mr. Farlekas’ base salary was increased to $500,000.

[3]

For fiscal 2022, the amounts reported in this column represent one-time bonuses earned by each NEO for the closing of the BluJay acquisition. See BluJay Acquisition Bonus and BluJay Synergy Plan above.

[4]

The amounts reported in this column represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The stock awards may include for each NEO any or all of the following: (a) restricted stock unit (RSU) awards and (b) performance-based restricted stock unit (PSU) awards. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number, in the case of PSUs) by the closing price of our common stock on the date of the grant. For a more detailed discussion of the assumptions used to calculate the fair value of our stock awards, refer to Note 23 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K for our fiscal year ended February 28, 2022. The following sets forth the fair value in accordance with FASB ASC Topic 718 principles of performance stock units granted in fiscal 2022 based upon achieving 144.7% organic revenue growth: Mr. Farlekas — $2,865,119; Mr. Janik — $1,274,021; Ms. Fese — $636,059; Mr. Hantman — $1,274,021; and Mr. Joshi — $1,018,078.

[5]

This column includes $65,937.50 for Mr. Farlekas, $10,111.50 for Mr. Janik, $4,300.00 for Ms. Fese, $25,412.50 for Mr. Hantman and $13,450 for Mr. Joshi, which represents the grant date fair value of additional common units and additional shares of Class A Common Stock issued to the NEOs as part of the working capital adjustment required to be performed within 90 days of the closing of the IPO. Such adjustment and issuance occurred on July 6, 2021 when the closing stock price of ETWO on the NYSE was $12.50.

[6]

The amounts reported in this column for fiscal year ended February 28, 2021 represent the unit-based compensation expense computed in accordance with ASC 718 as a result of the accelerated vesting and modification of the Class B units granted to each of our named executive officers prior to the occurrence of the Business Combination. For accounting purposes, the Class B Units were modified because the vesting of certain awards that would not have otherwise vested was accelerated upon closing of the Business Combination. The amounts reflect the unit-based compensation expense for these grants and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. In connection with the Business Combination, the Class B Units were exchanged in part for cash and in part for equity consideration comprised of Common Units of E2open Holdings, together with a corresponding number of shares of our Class V Common Stock, Series 1 RCUs and Series 2 RCUs based on the equity consideration valuation at the closing of the Business Combination. Of the amounts reported in this column in respect of each named executive officer’s unvested awards that were accelerated, for each of Messrs. Farlekas, Janik and Hantman, $3,493,365, $641,457, and $963,115 was delivered in cash, respectively, and the remainder was delivered in equity.

[7]

This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to Note 23 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K for our fiscal year ended February 28, 2022. The values reported for the performance-based stock options awarded on March 1, 2021 represent the grant date fair values of such performance-based stock options assuming the probable outcome of the performance conditions based on the maximum level of achievement at 200%. The following sets forth the fair value in accordance with FASB ASC Topic 718 principles of performance stock options granted in fiscal 2022 based upon achieving 144.7% organic revenue growth: Mr. Farlekas — $2,372,897; Mr. Janik — $1,055,152; Ms. Fese — $526,783; Mr. Hantman — $1,055,152; and Mr. Joshi — $843,172.

[8]

The amounts reported in this column represent the bonuses earned by each NEO pursuant to the Executive Incentive Plan. These amounts are paid in May of each year following the determination of performance by the Compensation Committee. For additional information, see Annual Cash Incentive Plan above.

Fiscal 2022 Grants of Plan-Based Awards

The following table sets forth certain information regarding plan-based awards granted to the named executive officers during the fiscal year ended February 28, 2022.

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards (4) (#)	Grant Date Fair Value Stock and Option Awards (5) ($)

Michael Farlekas	3/01/2021				184,090	368,160	1,104,540		3,272,961
		225,000	750,000	2,250,000
	5/21/2021							153,531	1,975,944
	5/21/2021				76,766	153,531	460,593		1,975,944

Jarett Janik	3/01/2021				81,859	163,718	491,154		1,455,382
		120,000	400,000	1,200,000
	5/21/2021							68,270	878,635
	5/21/2021				34,135	68,270	204,810		878,635

Laura Fese	3/01/2021				40,868	81,736	245,208		726,598
		67,500	225,000	675,000
	5/21/2021							34,084	438,661
	5/21/2021				17,042	34,084	102,252		438,661

Peter Hantman	3/01/2021				81,859	163,718	491,154		1,455,382
		150,000	500,000	1,500,000
	5/21/2021							68,270	878,635
	5/21/2021				34,135	68,270	204,810		878,635

Pawan Joshi	3/01/2021				65,414	130,827	392,481		1,162,956
		105,000	350,000	1,050,000
	5/21/2021							54,555	702,123
	5/21/2021				27,278	54,555	163,665		702,123

[1]

The amounts reported in these columns represent the threshold, target and maximum annual cash bonuses paid in accordance with the Executive Incentive Plan. Following the BluJay acquisition in September 2021, which substantially changed the fundamental financials of the business, the Compensation Committee reviewed and approved a change to the organic revenue target and increased the upside payout for over-achievement to 300% for fiscal 2022 only to reflect the Committee’s desire to increase the incentive to management for over-performance following the acquisition. For additional information, see “Annual Cash Incentive Plan” above.

[2]

The amounts reported in the “Estimated Future Payouts under Equity Incentive Plan Awards” columns with a grant date of May 21, 2021 represent the number of shares of our common stock subject to performance-based restricted stock unit awards, or PSUs, granted to the NEOs during fiscal 2022. The number of shares that can be earned pursuant to the awards ranges from zero to three times the number of shares listed in the “Target” column, depending on E2open’s organic revenue growth for fiscal 2022 with threshold performance at 50% of target. Following the BluJay acquisition in September 2021, which substantially changed the fundamental financials of the business, the Compensation Committee reviewed and approved a change to the organic revenue target and increased the upside payout for over-achievement from 200% to 300% for fiscal 2022 only to reflect the Committee’s desire to increase the incentive to management for over-performance following the acquisition. The performance conditions and other terms applicable to these PSU awards are described in more detail under “Compensation Discussion and Analysis-Long-Term Incentive Compensation” above.

[3]

The amounts reported in the “Estimated Future Payouts under Equity Incentive Plan Awards” columns with a grant date of March 1, 2021, represent the number of shares of our common stock subject to performance-based option awards granted to the NEOs during fiscal 2022. The number of shares that can be exercised at a price of $9.77 pursuant to the awards ranges from zero to three times the number of shares listed in the “Target” column, depending on E2open’s organic revenue growth for fiscal 2022 with threshold performance at 50% of target. Following the BluJay acquisition in September 2021, which substantially changed the fundamental financials of the business, the Compensation Committee reviewed and approved a change to the organic revenue target and increased the upside payout for over-achievement from 200% to 300% for fiscal year 2022 only to reflect the Committee’s desire to increase the incentive to management for over-performance following the acquisition. The performance conditions and other terms applicable to these PSU awards are described in more detail under “Compensation Discussion and Analysis-Long-Term Incentive Compensation” above.

[4]

The share amounts reported in this column are for shares issuable upon vesting of time-based RSU awards that vest over a period of three years from the date of grant, with 33.3% of the shares vesting on the first anniversary of grant and the remaining 66.7% vesting in equal quarterly installments over the next two years, subject to the recipient’s continued employment or other qualifying association with the Company.

[5]

Represents the aggregate grant date fair value of the stock-based compensation awards granted to the named executive officers during fiscal 2022, excluding the impact of estimated forfeitures related to service-based vesting conditions, as computed in accordance with ASC 718. For PSUs, fair value is computed by multiplying the target number of shares subject to the award by the closing price of our common stock on the date of the grant and assumes target performance is the probable outcome.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information concerning outstanding equity awards held by the NEOs at fiscal year ended February 28, 2022.

			Option Awards			Stock Awards
Name	Grant Date	Grant Type (1)	Equity Incentive Plan awards: number of securities underlying unexercised unearned options (#) (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(3)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan awards: number of unearned shares that have not vested (#)(4)	Equity Incentive Plan awards: market value of unearned shares that have not vested ($)
Michael Farlekas	3/01/2021	PB Options	368,160	9.77	2/28/2031
	5/21/2021	PB RSU						153,531	1,378,708
	5/21/2021	TB RSU				153,531	1,378,708
Jarett Janik	3/01/2021	PB Options	163,718	9.77	2/28/2031
	5/21/2021	PB RSU						68,270	613,065
	5/21/2021	TB RSU				68,270	613,065
Laura Fese	3/01/2021	PB Options	81,736	9.77	2/28/2031
	5/21/2021	PB RSU						34,084	306,074
	5/21/2021	TB RSU				34,084	306,074
Peter Hantman	3/01/2021	PB Options	163,718	9.77	2/28/2031
	5/21/2021	PB RSU						68,270	613,065
	5/21/2021	TB RSU				68,270	613,065
Pawan Joshi	3/01/2021	PB Options	130,827	9.77	2/28/2031
	5/21/2021	PB RSU						54,555	489,904
	5/21/2021	TB RSU				54,555	489,904

[1]

PB Options are performance-based options subject to a one-year organic revenue growth target; PB RSUs are performance-based restricted stock units subject to a one-year organic revenue growth target; TB RSUs are time-based restricted stock units that vest equally over a three-year period.

[2]	PB options vest in 25% increments annually on March 1 of 2022, 2023, 2024 and 2025 subject to achievement of performance and other continued service conditions.
[3]	The time-based restricted stock units vest in one-third increments on an annual basis on May 21 of 2022, 2023, and 2024 subject to continued service conditions.
[4]

The performance-based restricted stock units vest in 25% increments on an annual basis on March 1 of 2022, 2023, 2024 and 2025 subject to achievement of performance and other continued service conditions.

[5]

The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable named executive officer by the closing market price of our common stock on the New York Stock Exchange on February 28, 2022, the last day of fiscal 2022, $8.98.

Potential Payments Upon Termination or Change-In-Control

Executive Change-in-Control and Severance Policy

Each of our NEOs is subject to the Executive Severance Plan, as adopted by our Board in February 2021 (the “Severance Plan”). With limited exceptions, the Severance Plan is the sole document governing benefits payable to or realizable by our NEOs eligible to receive benefits under it. In order to receive benefits under the Severance Plan, the NEO would sign a standard non-compete, non-solicitation, non-disparagement and confidentiality agreement, with the terms of the non-compete and non-solicitation running for one year from the date of entering into the agreement. Under the Severance Plan, each named executive officer is entitled to specific benefits upon the following events:

•	a change-in-control;

•	a constructive termination in connection with a change-in-control; and
•	a constructure termination not in connection with a change-in control.

The table below sets forth the benefits payable to or realizable by the NEOs in each of the three scenarios above. “Severance” as used in the column headings refers only to the constructive termination scenario not in connection with a change-in-control, where a NEO is terminated without cause or resigns for good reason. As the table indicates, the Severance Plan does not provide for any “single trigger” change-in-control benefits.

	Change-in-Control Benefits	Change-in-Control Severance Benefits	Non-Change-in-Control Severance Benefits

Performance-Based Equity Awards	Performance criteria deemed satisfied as of CIC date; Any time-based service vesting conditions continue to apply after CIC.	Portion of RSUs and Options that previously performance vested due to CIC will immediately time vest.	Once performance is determined, pro-rata number of RSUs and options based on length of employment during four-year award period shall immediately time vest.

Time-Based Equity Awards	None.	All unvested outstanding RSUs shall immediately vest.	Pro-rata number of RSUs based on length of employment during three-year award period shall immediately time vest.

Cash: Bonus and Base Salary	None.	200% of base salary + 200% target bonus.	100% of base salary + 100% target bonus.

Benefits	None.	COBRA benefits for 18 months after termination.	COBRA benefits for 18 months after termination.

Potential Payments

The tables below quantify the potential payments and other benefits that our NEOs would receive under the Severance Plan upon (a) a constructive termination of employment in connection with a change-in-control and (b) a constructive termination of employment not in connection with a change-in-control. Pursuant to our Severance Plan, all cash payments will be made immediately in lump sum. The calculations assume that the triggering event took place on February 28, 2022, the last business day of our last completed fiscal year, and the closing price of our common stock on the NYSE as of February 28, 2022 was the value of the consideration paid for each share of our common stock in the change-in-control, which we refer to as the “Transaction Price,” for purposes of determining the satisfaction of performance requirements under the outstanding PSU awards.

As described above, the occurrence of a change-in-control would not by itself result in any payment or the provision of any benefits to a NEO. However, the satisfaction of the performance targets under the NEO’s PSU awards will be determined as of the date of such change-in-control, based on the Transaction Price. The shares subject to such PSU awards will be deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied, but the awards will remain subject to remaining service or time-based vesting requirements, unless and until the employment of the NEO is terminated in connection with the change-in-control.

Scenario #1: Constructive Termination In Connection With a Change-in-Control

Name	Cash Severance ($)	Value of Accelerated PB RSU Awards ($)(1)	Value of Accelerated TB RSU Awards ($)(1)	Value of Accelerated PB Option Awards ($)(2)	COBRA Benefits ($)(3)	Total ($)
Michael Farlekas	2,500,000	1,378,708	1,378,708	-	13,446	5,270,862
Jarett Janik	1,498,000	613,065	613,065	-	13,446	2,737,576
Laura Fese	1,098,500	306,074	306,074	-	13,446	1,724,094
Peter Hantman	1,747,500	613,065	613,065	-	13,446	2,987,076
Pawan Joshi	1,400,000	489,904	489,904	-	13,446	2,393,254

[1]

Represents the value of unvested stock awards held by each named executive officer on February 28, 2022, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $8.98 per share of our common stock on the NYSE on February 28, 2022.

[2]

This value is based on the difference between the closing price for our common stock on February 28, 2022 and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

[3]	The value represented in this column includes the estimated costs of extending medical, dental and life benefits for the period of time specified in the Severance Plan.

Scenario #2: Constructive Termination Not In Connection With a Change-in-Control

Name	Cash Severance ($)	Value of Accelerated PB RSU Awards ($)(1)	Value of Accelerated TB RSU Awards ($)(2)	Value of Accelerated PB Option Awards ($)(3)	COBRA Benefits ($)(4)	Total ($)
Michael Farlekas	1,250,000	344,677	459,569	-	13,446	2,067,692
Jarett Janik	749,000	153,266	204,355	-	13,446	1,120,067
Laura Fese	549,250	76,519	102,025	-	13,446	741,239
Peter Hantman	873,750	153,266	204,355	-	13,446	1,244,817
Pawan Joshi	700,000	122,476	163,301	-	13,446	999,223

[1]

Represents the value of 1/4th of the unvested stock awards held by each named executive officer on February 28, 2022, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $8.98 per share of our common stock on the NYSE on February 28, 2022.

[2]

Represents the value of 1/3rd of the unvested stock awards held by each named executive officer on February 28, 2022, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $8.98 per share of our common stock on the NYSE on February 28, 2022.

[3]

This value is based on the difference between the closing price for our common stock on February 28, 2022 and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

[4]	The value represented in this column includes the estimated costs of extending medical, dental and life benefits for the period of time specified in the Severance Plan.

CEO PAY RATIO

This section includes a comparison of the annual total income of our Chief Executive Officer, Mr. Farlekas, against the median of the annual total compensation of all of our employees (other than Mr. Farlekas), for fiscal 2022, determined in accordance with SEC rules. The methodology we used to calculate the pay ratio is described below.

Annual Total Compensation of Mr. Farlekas	$9,363,037
Annual Total Compensation of Median E2open Employee	$80,454
Ratio of A/B	116 to 1

The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

Methodology

The annual total compensation of Mr. Farlekas for fiscal 2022, as set forth in the table above, is the same amount as we reported for Mr. Farlekas in the Summary Compensation Table above and was calculated in accordance with Item 402(c) of Regulation S-K.

For fiscal 2022, we identified our median employee in the following manner which reflects the growth of our employee population and international expansion:

•

We determined the pool of qualifying employees (i.e., employees whose compensation data would be considered in our analysis) by identifying each individual who was a full-time, part-time, seasonal or temporary worker for E2open or any of our consolidated subsidiaries as of February 28, 2022. We identified 3,598 such qualifying employees, of which 1,103 were based in North America, 368 in EMEA, 1,615 in India, and 512 in APAC. For purposes of this analysis, we excluded consultants and other service-providers who were employed by an unaffiliated third party as of February 28, 2022.

•

We calculated their total target compensation by combining their annual base salary as of February 28, 2022 plus their annual variable compensation for fiscal year 2022 plus the fair value of their fiscal 2022 stock based compensation as of the date of grant.

•

For employees who were paid in currency other than U.S. dollars, we converted cash portion of their compensation into U.S. dollars based on average (mean) exchange rate for the month ending March 31, 2021.

•	We did not make any cost-of-living adjustments.

Next, we ordered all of the qualifying employees based on their notional annual total compensation (calculated as described above) and identified the median as the employee in the middle of the ordered list. Once we identified our median employee, we determined the median employee’s total annual compensation, for purposes of the disclosure in the table above, in accordance with the Item 402(c) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of May 9, 2022 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of shares of the Company’s common stock as of May 9, 2022 is based on the following: (i) an aggregate of 301,380,098 shares of Class A Common Stock issued and outstanding and (ii) 33,560,839 shares of Class V Common Stock issued and outstanding; provided that, the information below excludes (a) the shares of Class A Common Stock reserved for future awards under the EIP, (b) 13,799,972 shares of Class A Common Stock subject to outstanding Public Warrants of the Company, and (c) non-voting shares of Series B-2 Common Stock issued upon completion of the Business Combination.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of voting stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 9600 Great Hills Trail #300E, Austin, Texas 78759.

Name and Address of Beneficial Owner	Class A Stock # of Shares	%	Class V Stock # of Shares	%	Total Voting Power %
CC Neuberger Principal Holdings I Sponsor LLC(1)	25,530,000	8.2	—	—	7.4
NBOKS(2)	41,617,831	13.4	—	—	12.1
Insight Partners(3)	20,202,501	6.7	29,628,506	88.3	14.9
Elliott Investment Management L.P.(4)	15,695,464	5.2	—	—	4.7
The WindAcre Partnership Master Fund LP(5)	24,968,542	8.3	—	—	7.5
Francisco Partners(6)	38,688,552	12.8	—	—	11.6
Temasek Shareholder (7)	29,248,151	9.7	—	—	8.7
The Vanguard Group(8)	23,242,829	7.7			6.9
Michael A. Farlekas(9)	908,446	*	1,497,316	4.5	*
Peter R. Hantman(10)	403,957	*	578,233	1.7	*
Jarett J. Janik(11)	403,957	*	221,479	*	*
Pawan Joshi(12)	561,021	*	—	—	*
Laura L. Fese(13)	273,614	*	—	—	*
Chinh E. Chu(14)	13,761,214	4.5	—	—	4.0
Eva F. Huston	67,912	*	—	—	*
Keith W. Abell	67,912	*	—	—	*
Stephen C. Daffron	17,912	*	—	—	*
Ryan M. Hinkle(15)	17,912	*	—	—	*
Timothy I. Maudlin	24,742	*	75,013	*	*
Deep Shah(16)	—	—	—	—	—
Martin Fichtner(17)	—	—	—	—	—
All directors and NEOs as a group (13 individuals)	16,490,687	5.3	2,372,041	7.1	5.5
*	Less than 1%.

(1)

Consists of 15,250,000 shares of Class A Common Stock and 10,280,000 Warrants exercisable for shares of Class A Common Stock. CC Neuberger Principal Holdings I Sponsor LLC (“the Sponsor”) has a board of two managers, CC NB Sponsor 1 Holdings LLC (“CC”), which is controlled by Chinh E. Chu, and Neuberger Berman Opportunistic Capital Solutions Fund (“NBOKS”), for which Neuberger Berman Investment Advisers LLC, an indirect subsidiary of Neuberger Berman Group LLC, serves as investment adviser, and, in such capacity, exercises voting or investment power over the shares held directly by NBOKS for which Charles Kantor is a portfolio manager. The securities owned by the Sponsor are beneficially owned, in equal parts, by NBOKS and by CC; each of CC and NBOKS disclaim beneficial ownership of the securities owned by the Sponsor except to the extent of their respective pecuniary interest therein. The business address of the Sponsor is 200 Park Avenue, 58th Floor, New York, New York 10166.

(2)

Consists of 870,000 shares of Class A Common Stock owned by NBOKS Co-Invest Fund I LP (“NBOKS Co-Invest”), and (i) 22,982,831 Shares of Class A Common Stock and 5,000,000 Forward Purchase Warrants exercisable for shares of Class A Common Stock owned of record by NBOKS and (ii) 7,625,000 shares of Class A Common Stock and 5,140,000 Warrants exercisable for shares of Class A Common Stock owned on record by the Sponsor over which NBOKS is a co-control person. Neuberger Berman Investment Advisers LLC, an indirect subsidiary of Neuberger Berman Group LLC, serves as investment adviser to each of NBOKS and NBOKS Co-Invest and, in such capacity, exercises voting or investment power over the shares held directly and controlled by NBOKS, for which Charles Kantor is a portfolio manager, and NBOKS Co-Invest. Does not include any securities indirectly owned by this individual as a result of his or her interest in the sponsor or its affiliates. Mr. Kantor disclaims beneficial ownership of the securities owned by NBOKS Co-Invest and NBOKS except to the extent of his pecuniary interest therein. The business address of each of NBOKS Co-Invest and NBOKS is 1290 Avenue of the Americas, New York, New York 10104.

(3)

Consists of 8,391,675 shares of Class A Common Stock owned by Insight Venture Partners (Cayman) IX, L.P., 1,789,373 shares of Class A Common Stock owned by Insight Venture (Delaware) IX, L.P., 5,220,857 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., 4,800,596 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. and 29,628,506 shares of Class V Common Stock owned by Insight E2open Aggregator, LLC (collectively, the “Insight Stockholders”). Insight E2open Aggregator, LLC is managed by Insight Venture Partners IX, L.P. The general partner of each of Insight Venture Partners IX, L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. is Insight Venture Associates IX, L.P., and the general partner of Insight Venture Associates IX, L.P. is Insight Venture Associates IX, Ltd. The general partner of each of Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P. and Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. is Insight Venture Associates Growth- Buyout Coinvestment, L.P., and the general partner of Insight Venture Associates Growth-Buyout Coinvestment, L.P. is Insight Venture Associates Growth-Buyout Coinvestment, Ltd. The sole stockholders of each of Insight Venture Associates IX, Ltd. and Insight Venture Associates Growth-Buyout Coinvestment, Ltd. is Insight Holdings Group, LLC (“Insight Holdings”). Each of Jeffrey Horing, Deven Parekh, Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings and may be deemed to hold voting and dispositive power over the shares held of record by the Insight Stockholders. Each of the members of the board of managers of Insight Holdings disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein, and the foregoing is not an admission that any of Insight Venture Partners IX, L.P., Insight Venture Associates IX, L.P., Insight Venture Associates IX, Ltd., Insight Venture Associates Growth-Buyout Coinvestment, L.P., Insight Venture Associates Growth-Buyout Coinvestment, Ltd. or Insight Holdings is the beneficial owner of any shares held by the Insight Stockholders. The principal business address of each of the Insight Stockholders is 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.

(4)

Consists of 15,695,464 shares of Class A Common Stock held by the Elliott Funds (as defined herein) and/or their respective subsidiaries. Elliott Investment Management L.P., a Delaware limited partnership (“EIM”) is the investment manager of Elliott Associates, L.P., a Delaware limited partnership (“Elliott”) and Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International” and together with

Elliott, the “Elliott Funds”). The general partner of EIM is Elliott Investment Management GP LLC, a Delaware limited liability company (“EIM GP”). Paul E. Singer (“Singer”) is the sole managing member of EIM GP. EIM expressly disclaims equitable ownership of and pecuniary interest in any shares of Class A Common Stock. The principal business address of each of EIM, EIM GP and Singer is Phillips Point, East Tower, 777 South Flagler Drive, Suite 1000, West Palm Beach, FL 33401. This information is based solely on the Schedule 13G filing made on February 14, 2022.

(5)

Consists of 24,968,542 shares of Class A Common Stock owned of record by The WindAcre Partnership Master Fund LP, an exempted limited partnership established in the Cayman Islands (“Master Fund”). The WindAcre Partnership LLC, a Delaware limited liability company (“WindAcre”) serves as the investment manager of the Master Fund. Snehal Rajnikant Amin is the principal beneficial owner and managing member of WindAcre and the only beneficial owner holding more than 5% (“Mr. Amin”). Mr. Amin disclaims beneficial ownership of the securities owned by the Master Fund except to the extent of his pecuniary interest therein. The principal business address of the Master Fund is Elian Fiduciary Services (Cayman) LTD, 190 Elgin Avenue, George Town, Grand Cayman KY1-9007, Cayman Islands. This information is based solely on the Schedule 13G filing made on February 14, 2022.

(6)

Francisco Partners III (Cayman), L.P. (“Partners III”) is the record holder of 38,261,114 shares of Class A Common Stock. Francisco Partners Parallel Fund III (Cayman), L.P. (“Parallel III” and, together with Partners III, the “Francisco Partners Funds”) is the record holder of 427,438 shares of Class A Common Stock. Francisco Partners GP III (Cayman), L.P. is the general partner of each of the Francisco Partners Funds. Francisco Partners GP III Management (Cayman), Ltd. is the general partner of Francisco Partners GP III (Cayman), L.P. Francisco Partners Management, L.P. serves as the investment manager for each of Francisco Partners III (Cayman), L.P. and Francisco Partners Parallel Fund III (Cayman), L.P. Voting and disposition decisions at Francisco Partners Management, L.P. with respect to the shares of Class A Common Stock held by each of the Francisco Partners Funds are made by an investment committee consisting of Dipanjan Deb, David Golob, Keith Geeslin, Ezra Perlman, and Megan Karlen, with no one member having the power to act alone to exercise such voting or dispositive power. Each of the members of the investment committee, Francisco Partners Management, L.P., Francisco Partners GP III Management (Cayman), Ltd., and Francisco Partners GP III (Cayman), L.P. may be deemed to share voting and dispositive power over the shares of Class A Common Stock held by the Francisco Partners Funds, but each disclaims beneficial ownership. The address for each of the foregoing entities is One Letterman Drive, Building C, Suite 410, San Francisco, CA 94129.

(7)

Consists of 29,248,151 shares of Class A common stock owned of record by the Temasek Shareholder. The Temasek Shareholder is controlled by Temasek Holdings (Private) Limited. Investment and voting decisions regarding such shares held by the Temasek Shareholder are made by an investment committee of Temasek Holdings (Private) Limited, acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Tan Chong Lee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Gregory Curl, John Vaske, Leong Wai Leng, Pek Siok Lan, Uwe Krueger, Wu Yibing, Benoit Valentin and Russell Tham. Each of the members of the investment committee disclaims beneficial ownership of such shares. Pursuant to the Amended and Restated Investor Rights Agreement, the Temasek Representative has the right to appoint one director to the Company’s board. The principal business address of the Temasek Shareholder is 60B Orchard Road #06-18 Tower 2, The Atrium@Orchard, Singapore, Singapore, 238891.

(8)

This information is based solely on Schedule 13G filed with the SEC by The Vanguard Group on February 9, 2022 reporting share ownership as of December 31, 2021. Vanguard reported that it had shared voting power over 151,469 shares of the shares beneficially owned; sole dispositive power over 22,966,447 of such shares; and shared dispositive power over 276,382 of such shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)	Includes 532,756 options, which are currently underwater as of the record date with an exercise price of $9.77.

(10)	Includes 236,900 options, which are currently underwater as of the record date with an exercise price of $9.77.
(11)	Includes 236,900 options, which are currently underwater as of the record date with an exercise price of $9.77.
(12)	Includes 118,272 options, which are currently underwater as of the record date with an exercise price of $9.77.
(13)	Includes 189,307 options, which are currently underwater as of the record date with an exercise price of $9.77.
(14)

Consists of (i) 7,625,000 shares of Class A Common Stock and 5,140,000 Warrants to purchase Class A Common Stock owned of record by the Sponsor and (ii) 978,302 shares of Class A Common Stock owned by CC, for which Mr. Chu is deemed to have beneficial ownership. Also includes 17,912 shares received by Mr. Chu for his service as a director of CC, which shares he holds for the benefit, and at the direction, of CC Capital.

(15)

Mr. Hinkle is a Managing Director of Insight Partners, an affiliate of the Insight Stockholders described in footnote 3. Mr. Hinkle does not hold voting or dispositive power over the shares held of record by the Insight Stockholders. See footnote 3 for more information regarding the Insight Stockholders. The information includes 17,912 shares held by Mr. Hinkle who serves on our Board pursuant to the Investor Rights Agreement described in detail below in the section entitled “Transactions with Related Parties.”

(16)

Mr. Shah is the Co-President of Francisco Partners. Mr. Shah does not hold voting or dispositive power over the shares held of record by the Francisco Partners entities. See footnote 6 for more information regarding Francisco Partners.

(17)

Mr. Fichtner is a Managing Director of Temasek, an affiliate of the Temasek Shareholder described in footnote 7. Mr. Fichtner does not hold voting or dispositive power over the shares held of record by the Temasek Shareholder. See footnote 7 for more information regarding the Temasek Shareholder.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires our executive officers and directors and any persons who beneficially own more than 10% of our common stock (collectively, Reporting Persons) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. As a matter of practice, we assist our executive officers and non-employee directors in preparing initial ownership reports and reporting ownership changes and we typically file these reports on their behalf.

Based solely on our review of the Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that all Reporting Persons complied with all applicable filing requirements in fiscal 2022.

TRANSACTIONS WITH RELATED PERSONS

We have adopted a formal written policy that applies to our executive officers, directors, nominees for directors, holders of more than five percent of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, subject to exceptions for certain pre-approved related party transactions. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any proposal, our Audit Committee will consider the relevant facts and circumstances available, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

During fiscal 2022, we did not engage in any transactions with our directors and executive officers, nor are any such transactions currently proposed, in which a related person had or will have a direct or indirect material interest, except as set forth below.

Post-Business Combination Agreements

Tax Receivable Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Tax Receivable Agreement with certain of the E2open Sellers where we are required to pay certain sellers, 85% of the tax savings that we realize from increases in the tax basis in E2open Holdings’ assets as a result of the sale of E2open Holdings’ equity interests, the future exchange of the Common Units for shares of Class A Common Stock (or cash), certain pre-existing tax attributes of the Blockers and certain other tax benefits related to entering into the Tax Receivable Agreement including tax benefits attributable to payments under the Tax Receivable Agreement.

Amended and Restated Investor Rights Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Investor Rights Agreement which provides affiliates of Insight Partners and CC Capital the right to nominate members of our board of directors, requires parties to vote in favor of director nominees recommended by our board of directors, require us to register securities within 30 days of the Business Combination Closing and limit transfers of beneficially owned shares of our common stock prior to the termination of the Lock-up Period, among others.

In connection with the BluJay Acquisition Closing, the parties to the Investor Rights Agreement amended and restated the Investor Rights Agreement on September 1, 2021, in order to add Francisco Partners and the Temasek Parties as parties thereto and to make other changes related to the BluJay Acquisition. The Amended and Restated Investor Rights Agreement provides each of Francisco Partners and the Temasek Representative with the right to nominate one director to the Company’s board of directors (subject to certain conditions). The Amended and Restated Investor Rights Agreement also includes registration rights in respect of the shares of Class A Common Stock of the Company held by the equity holders party thereto. In addition, in the Amended and Restated Investor Rights Agreement, Francisco Partners, the Temasek Shareholder, and certain of the existing equity holders of the Company agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock. The other BluJay Sellers also entered into lock-up agreements with the Company on September 1, 2021, pursuant to which they agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock of Company.

Sponsor Side Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor, certain investors and CCNB1’s Independent Directors entered into the Sponsor Side Letter Agreement with CCNB1. Under the Sponsor Side Letter Agreement, 2,500,000 Class B Ordinary Shares of CCNB1 held by the Sponsor and CCNB1’s Independent Directors were automatically converted into 2,500,000 shares of Series B-1 Common Stock, which, collectively, are referred to as the Restricted Sponsor Shares. The vesting conditions of the shares of Series B-1 Common Stock mirror the Series 1 RCUs. Upon conversion of the Restricted Sponsor Shares, the holder of each such Restricted Sponsor Share will be entitled to receive a payment equal to the amount of dividends declared on a share of Class A Common Stock beginning at the Business Combination Closing and ending on the day before the date such Restricted Sponsor Share converts into a share of Class A Common Stock. If any of the Restricted Sponsor Shares do not convert prior to the ten-year anniversary of the Business Combination Closing, such Restricted Sponsor Shares will be canceled for no consideration and will not be entitled to receive any Catch-Up Payment, as defined in the Third Company Agreement, in respect of such Restricted Sponsor Shares.

Indemnification Agreements

We entered into indemnification agreements with certain executive officers, Section 16 officers and/or directors. Upon the closing of the BluJay Acquisition, we entered into indemnification agreements with two new E2open directors.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At our Annual Meeting, stockholders will elect Class I directors to hold office until the annual meeting of stockholders in 2025 and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to be named in this proxy statement and to serve if elected. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.

Director Nominees

Keith Abell, Stephen Daffron and Eva Harris have been nominated for election as Class I directors to serve a three-year term. For details regarding Board qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors—Nominees for Directors” on page 11.

Required Vote

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting.

The Board recommends a vote “FOR” the election of each of the nominated directors.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to cast a non-binding, advisory vote on the compensation of our NEOs (a “say-on-pay” vote). We currently hold our say-on-pay vote annually and we expect the next say on pay vote will occur in 2023. In deciding how to vote on this proposal, we urge you to consider the information contained in “Executive Compensation—Compensation Discussion and Analysis” beginning on page 22.

Required Vote

We are asking our stockholders to support the compensation of our NEOs and our compensation philosophy as described in this proxy statement. You may vote FOR or AGAINST the following resolution, or you may ABSTAIN. This advisory vote on NEO compensation will be approved if it receives the affirmative vote of the holders of a majority of the shares of Class A and Class V common stock present or represented and entitled to vote on this matter at the Annual Meeting.

Your vote is advisory, and therefore not binding on E2open, the Board or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board and Compensation Committee value the opinions of our stockholders and view this vote as one of the modes of communication with stockholders. The Board and Compensation Committee will review and consider the outcome of this vote in determining future compensation arrangements for our NEOs.

The Board recommends a vote “FOR” the advisory approval of the compensation of our NEOs.

PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934, as amended, enables E2open’s stockholders to indicate how frequently the Company should seek an advisory vote on the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Two of this proxy statement. By voting on this Proposal Three, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires the Company to hold this advisory vote on the frequency of the “Say-On-Pay” vote at least once every six years.

After careful consideration of this Proposal Three, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for E2open, and therefore the Board recommends that stockholders vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow stockholders to provide direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, stockholders on corporate governance matters and the Company’s executive compensation philosophy, policies and practices. E2open understands that stockholders may have different views as to what is the best approach for the Company, and the Company looks forward to hearing from stockholders on this Proposal Three.

You may vote for a frequency of future stockholder votes on executive compensation of every “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.”

The frequency of one year, two years or three years that receives the affirmative vote of a majority of votes cast will be deemed to be the recommended frequency, on an advisory basis, of future advisory votes on the compensation of our named executive officers. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and will respect the expressed desire of the majority of our stockholders by implementing the option, if any, that receives a majority vote. If no frequency receives the foregoing vote, then we will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions will be counted towards the vote total and will have the same effect as a vote “against” each of the proposed voting frequencies. Broker non-votes will not affect the outcome of the election, other than counting towards the quorum of the meeting.

The Board recommends a vote for the option of every “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL NO. 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm retained to audit our consolidated financial statements. The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2023. Representatives of EY will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

EY has served as our independent registered public accounting firm since 2016. In conjunction with the mandated rotation of EY’s lead engagement partner, the Audit Committee is involved in the selection of EY’s lead engagement partner. In deciding to engage EY, our Audit Committee reviewed, among other factors, registered public accounting firm independence issues raised by commercial relationships we have with the other major accounting firms. We have no commercial relationship with EY that would impair its independence. Consequently, at this time, the Audit Committee does not believe that a rotation of registered public accounting firms is merited and believes that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of E2open and its stockholders.

The Audit Committee reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. Additional information concerning the Audit Committee and its activities with EY can be found in the following sections of this proxy statement: “Board of Directors—Committees, Membership and Meetings” and “Report of the Audit Committee of the Board of Directors.”

Pre-approval Policy and Procedures. The Audit Committee charter requires it to pre-approve all audit and non-audit services provided to us by EY. Throughout the year, the Audit Committee reviews updates regarding the nature and extent of services provided by EY. The Audit Committee will annually review and pre-approve a dollar amount for each category of services that may be provided by EY without requiring further approval from the Audit Committee. In connection with this pre-approval requirement, the Audit Committee will consider whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm may be best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

The Audit Committee pre-approved all audit and non-audit fees of EY during fiscal 2022.

Ernst & Young Fees

The following table sets forth approximate aggregate fees billed to us by EY for fiscal 2022 and fiscal 2021:

In thousands	2022 ($)	2021 ($)
Audit Fees (1)	3,338	3,334
Audit Related Fees (2)	663	357
Tax Fees (3)	0	0
All Other Fees (4)	0	0
Total Fees	4,001	3,691

[1]

Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits or accounting consultations.

[2]	Audit related fees consisted of services with respect to the Statement on Standards for Attestation Engagements (SSAE) No. 16, related to our and our acquired entities’ cloud services offerings.
[3]	Tax fees consisted principally of tax compliance and advisory services for E2open and entities acquired by E2open.
[4]	All other fees consisted principally of general training and advisory services.

Required Vote

The ratification of the selection of EY requires the affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

The Board recommends a vote “FOR” the ratification of the selection of EY.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Review of E2open’s Audited Financial Statements for the Fiscal Year Ended February 28, 2022

The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended February 28, 2022.

The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).

The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of EY with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended February 28, 2022, for filing with the SEC.

Submitted by:	Timothy Maudlin, Chair
Keith Abell
Eva Harris
Martin Fichtner

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Our Bylaws contain procedures governing how stockholders may submit proposals or director nominations to be considered at our annual meetings. The SEC has also adopted regulations (Exchange Act Rule 14a-8) that govern the inclusion of stockholder proposals in our annual proxy materials.

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2023 Annual Meeting of Stockholders. We anticipate holding the 2023 Annual Meeting on July 7, 2023. Stockholders should carefully review our Bylaws and Exchange Act Rule 14a-8 to ensure that they have satisfied all of the requirements necessary to submit proposals or director nominations to be considered at our 2023 Annual Meeting of Stockholders. Our Bylaws are included as an exhibit to our Annual Report on Form 10-K, which can be found at www.sec.gov.

	Proposals for inclusion in 2023 proxy statement	Director nominations for inclusion in 2023 proxy statement (proxy access)	Other proposals/nominations to be presented at 2022 Annual Meeting
Type of Proposal or Nomination	SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements described in Exchange Act Rule 14a-8.	A stockholder may submit director nominees for inclusion in our proxy statement by satisfying the requirements described in Section 12(A)(2) of our Bylaws.	Stockholders may present proposals or director nominations directly at the annual meeting (but not for inclusion in our proxy statement) by satisfying the requirements described in Section 12(A)(1) of our Bylaws.

When Proposal or Nomination Must Be Received by E2open	No later than the close of business on October 5, 2022. However, if we did not hold an annual meeting the previous year, or if the date of our annual meeting is scheduled for more than 30 days before, or more than 70 days following, such anniversary date, of the previous year’s meeting, notice by the stockholder to be timely must be delivered no later than the 10th day following the day on which public announcement of the date of the meeting is first made.	No earlier than October 5, 2022 and no later than the close of business on November 4, 2022. However, if our annual meeting is scheduled for more than 30 days before, or more than 70 days following, such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be delivered no later than the 10th day following the day on which public announcement of the date of the meeting is first made.	No earlier than October 5, 2022 and no later than the close of business on November 4, 2022. However, if our annual meeting is scheduled for more than 30 days before, or more than 70 days following, such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be delivered no later than the 10th day following the day on which public announcement of the date of the meeting is first made.

Where to Send Proposal or Nomination	By Mail: Corporate Secretary, E2open Parent Holdings, Inc., 9600 Great Hills Trail, #300E, Austin, Texas 78759

	Proposals for inclusion in 2023 proxy statement	Director nominations for inclusion in 2023 proxy statement (proxy access)	Other proposals/nominations to be presented at 2022 Annual Meeting
By Email: generalcounsel@e2open.com, with a confirmation copy sent by mail to the address above

What Must Be Included with Proposal or Nomination	The information required by Exchange Act Rule 14a-8	The information required by our Bylaws	The information required by our Bylaws

The foregoing notice requirements shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Company of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Company to solicit proxies for such annual meeting.

Nothing in Section 12(A)(2) of our Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. A stockholder shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that, to the fullest extent permitted by law, any references in our Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 12 of our Bylaws and compliance therewith shall be the exclusive means for a stockholder to make nominations or submit other business.

Under our Bylaws, if the number of directors to be elected to the Board is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s written notice of nominees for any new position will be considered timely if it is delivered to our Corporate Secretary by the 10th day following the announcement.

In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than May 9, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why is the annual meeting held in a virtual format?

We are holding our 2022 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting by enabling stockholders to participate remotely from any location.

What will be voted on at the Annual Meeting?

Stockholders will be voting on the following matters:

- Election of 3 directors;
- Advisory vote to approve the compensation of our named executive officers;
- Advisory vote on the frequency of stockholder advisory vote on executive compensation; and
- Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023.

Why is E2open soliciting my Proxy?

Our Board is soliciting proxies for use at our Annual Meeting of Stockholders to be held on July 8, 2022, and any adjournments or postponements of the meeting. The meeting will be held at 9:00 a.m. Eastern Time and will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about May 27, 2022. This proxy statement provides the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who is entitled to vote?

Only stockholders of record (Class A and Class V) at the close of business on May 9, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 301,380,098 shares of E2open Class A stock outstanding and entitled to vote and 33,560,839 shares of E2open Class V stock outstanding and entitled to vote.

How many votes do I have?

You have one vote for each share of E2open Class A common stock and one vote for each share of E2open Class V common stock that you owned as of May 9, 2022.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held directly in your own name and those owned beneficially through a bank, broker, or other nominee.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent to you directly. As the stockholder of record, you have the right to grant your voting proxy directly or to vote during the Annual Meeting. You may grant your voting proxy in three ways: by mail using the enclosed proxy card, by telephone or by Internet.

Beneficial Owner

If your shares are held by a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name,” and our proxy materials are being forwarded to you by your bank, broker, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares and are also invited to attend the virtual Annual Meeting.

How do I vote by proxy if I am a stockholder of record?

If you are a stockholder of record, you must properly submit your proxy card (by telephone, via the Internet or by mail) so that it is received by us before the Annual Meeting. The individuals named on your proxy card will vote your shares as you have directed. If you sign the proxy card (including electronic signatures in the case of Internet or telephonic voting) but do not make specific choices, your shares will be voted as recommended by the Board:

•	“FOR” the election of each director nominee;
•	“FOR” the approval, on an advisory basis, of executive compensation;
•	“FOR” holding an advisory vote on executive compensation on an annual basis; and
•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2022.

If any other matter is presented at the Annual Meeting, your proxy will be voted in accordance with the best judgment of the individuals named on the proxy card. As of the date of this proxy statement, we know of no other matters to be acted on at the Annual Meeting.

How do I give voting instructions if I am a beneficial owner?

If you are a beneficial owner of shares, you will receive instructions from your bank, broker, or other nominee as to how to vote your shares. If you give instructions to your bank, broker, or other nominee, the bank, broker, or other nominee will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to rules of the New York Stock Exchange (the “NYSE”), brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares with respect to “non-routine” matters. The election of directors and advisory approval of executive compensation are considered “non-routine” matters and, as such, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to those matters unless the broker has received instructions from the beneficial owner of the shares.

May I vote by telephone or via the Internet?

Yes. If you are a stockholder of record, you have a choice of voting by telephone using a toll-free telephone number, voting over the Internet, or voting by completing the enclosed proxy card and mailing it in the return envelope provided. To vote by telephone or via the Internet, follow the instructions provided on the proxy card. We encourage you to vote by telephone or over the Internet because your vote will be tabulated faster than if you mail it. If you vote by telephone or Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote. Voting by telephone or over the Internet or returning your proxy card by mail will not affect your right to attend the virtual Annual Meeting and vote.

May I revoke my proxy or my voting instructions?

Yes. If you change your mind after you vote and you are a stockholder of record, you may revoke your proxy through the following procedures:

•	Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet;
•	Send a letter revoking your proxy to E2open’s Corporate Secretary at 9600 Great Hills Trail, Austin, TX 78759; or
•	Attend the Annual Meeting and vote during the meeting at https://www.proxydocs.com/ETWO.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine how to revoke your voting instructions.

If you wish to revoke your proxy or voting instructions, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How do I attend and vote during the virtual Annual Meeting?

You may attend the Annual Meeting and vote your shares at https://www.proxydocs.com/ETWO during the meeting. You may log into the meeting beginning at 8:45 a.m. Eastern Time on July 8, 2022, and the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Follow the instructions provided to vote. If you are a stockholder of record, you will need the control number found on your proxy card.

If you are a beneficial owner and hold your shares in “street name,” you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State St 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, July 1, 2022. Even if you plan to attend the virtual Annual Meeting, E2open recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I ask questions at the virtual Annual Meeting?

In order to submit a question at the virtual Annual Meeting, you will need your control number. If you are a stockholder of record, the control number can be found on your proxy card. If you are a beneficial owner and hold your shares in “street name,” you can obtain a control number from Continental after you register to attend the Annual Meeting as described above under the heading “How do I attend and vote during the virtual Annual Meeting?”

You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. Questions may be submitted by selecting the messaging icon at the top of the screen and typing your message in the chat box once you are in the virtual Annual Meeting. Questions pertinent to meeting matters will be answered during our virtual Annual Meeting, subject to time constraints. A representative of the Company will read the question aloud prior to responding.

What votes need to be present to hold the Annual Meeting?

To have a quorum for our Annual Meeting, the holders of a majority of our shares of common stock outstanding as of May 9, 2022 must be present in person or represented by proxy at the Annual Meeting. The electronic presence of a stockholder at the virtual Annual Meeting will be counted as a stockholder present in person for purposes of determining a quorum.

What vote is required to approve each proposal?

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person electronically or represented by proxy and entitled to vote.

How are votes counted?

In the election of E2open directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN” with respect to the proposals relating to the advisory vote to approve executive compensation and the ratification of E2open’s independent registered public accounting firm. Your vote may be cast for “1 YR,” “2 YR,” “3 YR” or “ABSTAIN” for the frequency of advisory executive compensation.

If you sign (including electronic signatures in the case of Internet or telephonic voting) your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. If you sign (including electronic signatures in the case of Internet or telephonic voting) your broker voting instruction card with no further instructions, your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described under the header “How do I give voting instructions if I am a beneficial holder?” the election of directors, the advisory vote to approve executive compensation and the frequency of the advisory vote on executive compensation are considered non-routine matters.

We will appoint one or more inspectors of election to count votes cast in person electronically or by proxy.

What is the effect of broker non-votes and abstentions?

A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner as to how to vote.

Stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Stock that is beneficially owned and is voted by the beneficial holder through a broker or bank will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one proposal. Broker “non-votes” will not be considered present and voting with respect to elections of directors or other matters to be voted upon at the Annual Meeting. Therefore, broker “non-votes” will have no direct effect on the outcome of any of the proposals. Abstentions will be considered present and voting and will have the effect of a vote against a proposal.

Who will pay the costs of soliciting proxies for the Annual Meeting?

E2open will pay all the costs of soliciting proxies for the Annual Meeting. Our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. None of our officers or employees will receive any extra compensation for soliciting your proxy. We will reimburse banks, brokers, and other nominees for the expenses they incur in forwarding the proxy materials to you.

Where Can I Find the Voting Results of the Annual Meeting?

We will report the voting results in a Form 8-K that we will file with the SEC within four business days after the Annual Meeting. You can find the Form 8-K at www.sec.gov or on our website at https://investors.e2open.com/

Whom should I call if I have any questions?

If you have any questions about the virtual Annual Meeting, voting or about your ownership of E2open stock, please contact Laura Fese laura.fese@e2open.com.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board of Directors” and the “Report of the Compensation Committee of the Board of Directors” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and are not deemed to be “Soliciting Material.” In addition, this proxy statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this proxy statement and is not incorporated by reference.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice included in this proxy statement. As to any business that may properly come before the meeting, however, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of the persons voting such proxies.

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/ETWO • • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote PHONE    Call 1-866-362-5470 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions MAIL • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided E2open Parent Holdings, Inc. Annual Meeting of Stockholders For Stockholders of record as of May 9, 2022 TIME: Friday, July 8, 2022 9:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ETWO for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated May 27, 2022, in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 A.M. Eastern Time on July 8, 2022, www.proxydocs.com/etwo via a virtual meeting, and hereby appoints Michael A. Farlekas and Chinh E. Chu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Class A common stock AND Class V common stock of E2open Parent Holdings, Inc. (“E2open”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 4 AND “FOR” 1 YEAR IN PROPOSAL 3 AND FOR ALL SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING IN THE SOLE DETERMINATION OF THE PROXIES. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

E2open Parent Holdings, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect 3 director nominees to serve as Class I directors on the Board of Directors until our 2025 Annual Meeting of Stockholders. 1.01 Keith W. Abell 1.02 Stephen C. Daffron 1.03 Eva F. Harris 2. To hold an advisory vote to approve the compensation of our named executive officers. 3. To hold an advisory vote on the preferred frequency of future stockholder advisory votes on the compensation of the E2open’s named executive officers. 4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023. 5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. BOARD OF DIRECTORS YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date